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                         RICHARD LEWIS CONSTRUCTION CO.
                                  * * * * * *
                                    BY - LAWS
                                  * * * * * *

                                    ARTICLE I

                                     OFFICES

      Section 1. The principal office shall be in the City of Reno, County of Washoe, State of Nevada.

      Section 2. The corporation may also have offices at such other places both within and without the State of Nevada as the board of directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

      Section 1. All annual meetings of the stockholders shall be held in any location chosen by the director. Special meetings of the stockholders may be held at such time and place within or without the State of Nevada as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof.

      Section 2. Annual meetings of stockholders, commencing with the year 1994, shall be held within 180 days of year end, if not a legal holiday, and if a legal holiday, then on the next secular day following, at which they shall elect by a plurality vote a board of directors, and transact such other business as may properly be brought before the meeting.

      Section 3. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the articles of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

      Section 4. Notices of meetings shall be in writing and signed by the president or a vice president, or the secretary, or an assistant secretary, or by such other person or persons as the directors shall designate. Such notice


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shall state the purpose or purposes for which the meeting is called and the time when, and the place, which may be within or without the state of Nevada, where it is to be held. A copy of such notice shall be either delivered personally or shall be mailed, postage prepaid, to each stockholder of record entitled to vote at such meeting not less than 10 nor more than 60 days before such meeting. If mailed, it shall be directed to a stockholder at his address as it appears upon the records of the corporation and upon such mailing of any such notice, the service thereof shall be complete, and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such stockholder. In the event of the transfer of stock after delivery or mailing of the notice of, and before the holding of, the meeting, it shall not be necessary to deliver or mail notice of the meeting to the transferee.

      Section 5. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

      Section 6. Stockholders holding at least a majority of the voting power, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the articles of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

      Section 7. An act of stockholders who hold at least a majority of the voting power and are present at a meeting at which a quorum is present is the act of the stockholders unless the statutes or articles of incorporation provide for different proportions.

      Section 8. Every stockholder of record of the corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his name on the books of the corporation.

      Section 9. At any meeting of the stockholders, any stockholder may


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designate another person or persons to act as a proxy or proxies as provided by law. If any stockholders designates two or more persons to act as proxies, a majority of those persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such stockholder upon all of the persons so designated unless the stockholder shall otherwise provide. No such proxy shall be valid after the expiration of six months from the date of its creation, unless it is coupled with an interest, or unless the stockholder specifies in it the length of time for which it is to continue in force, which may not exceed seven years from the date of its creation. Subject to the above, any proxy properly created is not revoked and continues in full force and effect until another instrument or transmission revoking it or a properly created proxy bearing a later date is filed with or transmitted to the secretary of the corporation or another person or persons appointed by the corporation to count the votes of stockholders and determine the validity of proxies and ballots.

      Section 10. Any action required or permitted to be taken at a meeting if a written consent thereto is signed by stockholders holding at least a majority of the voting power, unless the provisions of the statutes or of the articles of incorporation require a greater proportion of voting power to authorize such action, in which case, such greater proportion of written consents shall be required.

                                   ARTICLE III

                                    DIRECTORS

      Section 1. The number of directors shall be neither more than one. The number of directors is to be fixed by vote of the shareholders. The directors shall be elected at the annual meeting of the stockholders, and except as provided in Section 2 of this article, each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

      Section 2. Vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors though less than a quorum. When one or more directors shall give notice of his or their


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resignation to the board, effective at a future date, the board shall have power to fill such vacancy or vacancies to take effect when such resignation or resignations shall become effective, each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

      Section 3. The business of the corporation shall be managed by its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the articles of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

      Section 4. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Nevada.

                       MEETINGS OF THE BOARD OF DIRECTORS

      Section 5. The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

      Section 6. Regular meetings of the board of directors may be held without notice at such time and place as shall from time to time be determined by the board.

      Section 7. Special meetings of the board of directors may be called by the president or secretary on the written request of two directors. Written notice of special meetings of the board of directors shall be given to each director with 10 days notice before the date of the meeting.

      Section 8. A majority of the board of directors, at a meeting duly


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assembled, shall be necessary to constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the articles of incorporation. Any action required or permitted to be taken at a meeting of the directors may be taken without a meeting if, before or after such action, a written consent thereto shall be signed by all of the directors entitled to vote with respect to the subject matter thereof.

                             COMMITTEES OF DIRECTORS

      Section 9. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation, which, to the extent provided in the resolution, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may have power to authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors. The board of directors may appoint natural persons who are not directors to serve on committees.

      Section 10. The committees shall keep regular minutes of their proceedings and report the same to the board when required.

                            COMPENSATION OF DIRECTORS

      Section 11. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.


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                                   ARTICLE IV

                                     NOTICES

      Section 1. Notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to directors may also be given by telegram.

      Section 2. Whenever all parties entitled to vote at any meeting, whether of directors or stockholders, consent, either by a writing on the records of the meeting or filed with the secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meetings; and such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

      Section 3. Whenever any notice whatever is required to be given under the provisions of the statutes, of the articles of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                    ARTICLE V

                                    OFFICERS

      Section 1. The officers of the corporation shall be chosen by the board of directors and shall be a president, a vice president, a secretary and a treasurer. Any person may hold two or more offices.

      Section 2. The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, a vice president, a secretary


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and a treasurer, none of whom need be a member of the board.

      Section 3. The board of directors may appoint additional vice presidents, and assistant secretaries and assistant treasurers and such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

      Section 4. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

      Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise shall be filled by the board of directors.

                                  THE PRESIDENT

      Section 6. The president shall be the chief executive officer of the corporation, shall preside at all meetings of the stockholders and the board of directors, shall have general and active management of the business of the corporation, and shall see that all orders and resolutions of the board of directors are carried into effect.

      Section 7. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

                               THE VICE PRESIDENT

      Section 8. The vice president shall, in the absence of disability of the president, perform the duties and exercise the powers of the president and shall perform such other duties as the board of directors may from time to time prescribe.


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                                  THE SECRETARY

      Section 9. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be. He shall keep in safe custody the seal of the corporation and, when authorized by the board of directors, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of the treasurer or an assistant secretary.

                                  THE TREASURER

      Section 10. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

      Section 11. He shall disburse the funds of the corporation as may be ordered by the board of directors taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at the regular meetings of the board, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

      Section 12. If required by the board of directors, he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.


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                                   ARTICLE VI

                              CERTIFICATES OF STOCK

      Section 1. Every stockholder shall be entitled to have a certificate, signed by the president or a vice president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation. When the corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any stockholders upon request and without charge, a full or summary statement of the voting powers, designations, preferences, limitations, restrictions and relative rights of the various classes of stock or series thereof.

      Section 2. Whenever any certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of the officers or agents of the corporation may be printed or lithographed upon such certificate in lieu of the actual signatures. If any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the corporation, such certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be the officer or officers of such corporation.

                                LOST CERTIFICATES

      Section 3. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or


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certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

                                TRANSFER OF STOCK

      Section 4. Upon surrender to the corporation of the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                            CLOSING OF TRANSFER BOOKS

      Section 5. The directors may prescribe a period not exceeding 60 days before to any meeting of the stockholders during which no transfer of stock on the books of the corporation may be made, or may fix a day not more than 60 days before the holding of any such meeting as the day as of which stockholders entitled to notice of and to vote at such meeting shall be determined; and only stockholders of record on such day shall be entitled to notice or to vote at such meeting.

                             REGISTERED STOCKHOLDERS

      Section 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.


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                                   ARTICLE VII

                               GENERAL PROVISIONS

                                    DIVIDENDS

      Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the board of directors at any regular or special meeting pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the articles of incorporation.

      Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserves in the manner in which it was created.

                                     CHECKS

      Section 3. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

                                   FISCAL YEAR

      Section 4. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

                                      SEAL

      Section 5. The corporate seal shall have inscribed thereon the name of the corporation, the year of its incorporation and the words "Corporate Seal, Nevada."

                                  ARTICLE VIII

                                   AMENDMENTS

      Section 1. These by-laws may be altered or repealed at any regular meeting


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of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration or repeal be contained in the notice of such special meeting.


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                                     BYLAWS
                                       OF
                           MEADOW VALLEY CORPORATION

                               Table of Contents

Article                                                                     Page

I.    Offices ...........................................................      1

II.   Shareholders ......................................................      1

III.  Board of Directors ................................................      8

IV.   Officers and Agents ...............................................     12

V.    Stock .............................................................     15

VI.   Indemnification of Certain Persons ................................     17

VII.  Provision of Insurance ............................................     20

VIII. Miscellaneous .....................................................     20

                                                     Effective: October 20, 1995
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                                     BYLAWS
                                       OF
                           MEADOW VALLEY CORPORATION

                                   ARTICLE I
                                    Offices

      The principal office of the corporation shall be designated from time to time by the corporation and may be within or outside of Nevada.

      The corporation may have such other offices, either within or outside Nevada, as the board of directors may designate or as the business of the corporation may require from time to time.

      The registered office of the corporation required under Nevada law to be maintained in Nevada may be, but need not be, identical with the principal office, and the address of the registered office may be changed from time to time by the board of directors.

                                   ARTICLE II
                                  Shareholders

      Section 1. Annual Meeting. The annual meeting of the shareholders shall be held within 180 days of the Corporation's fiscal year end on a date and at a time fixed by the board of directors of the corporation (or by the president in the absence of action by the board of directors), beginning with the year 1996, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the election of directors is not held on the day fixed as provided herein for any annual meeting of the shareholders, or any adjournment thereof, the board of directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as it may conveniently be held.

      A shareholder may apply to the district court in the county in Nevada where the corporation's principal office is located or, if the corporation has no principal office in Nevada, to the district court of the county in which the corporation's registered office is located to seek an order that a shareholder meeting be held (i) if an annual meeting was not held within six months after the close of the corporation's most recently ended fiscal year or fifteen months after its last annual meeting, whichever is earlier, or (ii) if the shareholder participated in a proper call of or proper demand for a special meeting and notice of the special meeting was not given within thirty days after the date of the call or the date the last of the demands necessary to require calling of the meeting was received by the corporation pursuant to Nevada law, or the special meeting was not held in accordance with the notice.

      Section 2. Special Meetings. Unless otherwise prescribed by statute, special meetings of the shareholders may be called for any purpose by the president or by the board of directors. The president shall call a special meeting of the shareholders if the corporation receives one or more written demands for the meeting, stating the purpose or purposes for which it is to be held, signed and dated by holders of shares representing at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at the meeting.

      Section 3. Place of Meeting. The board of directors may designate any place, either within or outside Nevada, as the place for any annual meeting or any special meeting called by the board of directors. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or outside Nevada, as the place for such meeting. If no designation is made, or if a special meeting is called other than by the board, the place of meeting shall be the principal office of the corporation.

      Section 4. Notice of Meeting. Written notice stating the place, date, and hour of the meeting shall be given not less than ten nor more than sixty days before the date of the meeting, except that (i) if the number of authorized shares is to be increased, at least thirty days' notice shall be given, or (ii) any other longer notice period is required under Nevada law. The secretary shall be required to give such notice only to shareholders entitled to vote at the meeting except as otherwise required under Nevada law.

      Notice of a special meeting shall include a description of the purpose or purposes of the meeting. Notice of an annual meeting need not include a description of the purpose or purposes of the meeting except the purpose or purposes shall be stated with respect to (i) an amendment to the articles of incorporation of the corporation, (ii) a merger or share exchange in which the corporation is a party and, with respect to a share exchange, in which the corporation's shares will be acquired, (iii) a sale, lease, exchange or other disposition, other than in the usual and regular course of business, of all or substantially all of the property of the corporation or of another entity which this corporation controls, in each case with or without the goodwill, (iv) a dissolution of the corporation, (v) restatement of the articles of incorporation, or (vi) any other purpose for which a statement of purpose is required under Nevada law. Notice shall be given personally or by mail, private carrier, telegraph, teletype, electronically transmitted facsimile or other form of wire or wireless communication by or at the direction of the president, the secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed and if in a comprehensible form, such notice shall be deemed to be given and effective when deposited in the United States mail, properly addressed to the shareholder at his address as it appears in the corporation's current record of shareholders, with first class postage prepaid. If notice is given other than by mail, and provided that such notice is in a comprehensible form, the notice is given and effective on the date actually received by the shareholder.

      If requested by the person or persons lawfully calling such meeting, the secretary shall give notice thereof at corporate expense. No notice need be sent to any shareholder if three successive notices mailed to the last known address of such shareholder have been returned as undeliverable until such time as another address for such shareholder is made known to the corporation by such shareholder. In order to be entitled to receive notice of any meeting, a shareholder shall advise the corporation in writing of any change in such shareholder's mailing address as shown on the corporation's books and records.


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      When a meeting is adjourned to another date, time or place, notice need not be given of the new date, time or place if the new date, time or place of such meeting is announced before adjournment at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which may have been transacted at the original meeting. If the adjournment is for more than 120 days, or new record date is fixed for the adjourned meeting, a new notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting as of the new record date.

      A shareholder may waive notice of a meeting before or after the time and date of the meeting by a writing signed by such shareholder. Such waiver shall be delivered to the corporation for filing with the corporate records, but this delivery and filing shall not be conditions to the effectiveness of the waiver. Further, by attending a meeting either in person or by proxy, a shareholder waives objection to lack of notice or defective notice of the meeting unless the shareholder objects at the beginning of the meeting to the holding of the meeting or the transaction of business at the meeting because of lack of notice or defective notice. By attending the meeting, the shareholder also waives any objection to consideration at the meeting of a particular matter not within the purpose or purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented.

      Section 5. Fixing of Record Date. For the purpose of determining shareholders entitled to (i) notice of or vote at any meeting of shareholders or any adjournment thereof, (ii) receive distributions or share dividends, (iii) demand a special meeting, or (iv) make a determination of shareholders for any other proper purpose, the board of directors may fix a future date as the record date for any such determination of shareholders, such date in any case to be not more than seventy days, and, in case of a meeting of shareholders, not less than ten days, prior to the date on which the particular action requiring such determination of shareholders is to be taken. If no record date is fixed by the directors, the record date shall be the day before the notice of the meeting is given to shareholders, or the date on which the resolution of the board of directors providing for a distribution is adopted, as the case may be. When a determination of shareholders entitled to vote at any meeting of shareholders is made as provided in this section, such determination shall apply to any adjournment thereof unless the board of directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. Unless otherwise specified when the record date is fixed, the time of day for such determination shall be as of the corporation's close of business on the record date.

      Notwithstanding the above, the record date for determining the shareholders entitled to take action without a meeting or entitled to be given notice of action so taken shall be the date a writing upon which the action is taken is first received by the corporation. The record date for determining shareholders entitled to demand a special meeting shall be the date of the earliest of any of the demands pursuant to which the meeting is called.

      Section 6. Voting Lists. After a record date is fixed for a shareholders' meeting, the secretary shall make, at the earlier of ten days before such meeting or two business days after


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notice of the meeting has been given, a complete list of the shareholders entitled to be given notice of such meeting or any adjournment thereof. The list shall be arranged by voting groups and within each voting group by class or series of shares, shall be in alphabetical order within each class or series, and shall show the address of and the number of shares of each class or series held by each shareholder. For the period beginning the earlier of ten days prior to the meeting or two business days after notice of the meeting is given and continuing through the meeting and any adjournment thereof, this list shall be kept on file at the principal office of the corporation, or at a place (which shall be identified in the notice) in the city where the meeting will be held. Such list shall be available for inspection on written demand by any shareholder (including for the purpose of this Section 6 any holder of voting trust certificates) or his agent or attorney during regular business hours and during the period available for inspection. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders.

      Any shareholder, his agent or attorney may copy the list during regular business hours and during the period it is available for inspection, provided
(i) the shareholder has been a shareholder for at least three months immediately preceding the demand or holds at least five percent of all outstanding shares of any class of shares as of the date of the demand, (ii) the demand is made in good faith and for a purpose reasonably related to the demanding shareholder's interest as a shareholder, (iii) the shareholder describes with reasonable particularity the purpose and the records the shareholder desires to inspect,
(iv) the records are directly connected with the described purpose, and (v) the shareholder pays a reasonable charge covering the costs of labor and material for such copies, not to exceed the estimated cost of production and reproduction.

      Section 7. Recognition Procedure for Beneficial Owners. The board of directors may adopt by resolution a procedure whereby a shareholder of the corporation may certify in writing to the corporation that all or a portion of the shares registered in the name of such shareholder are held for the account of a specified person or persons. The resolution may set forth (i) the types of nominees to which it applies, (ii) the rights or privileges that the corporation will recognize in a beneficial owner, which may include rights and privileges other than voting, (iii) the form of certification and the information to be contained therein, (iv) if the certification is with respect to a record date, the time within which the certification must be received by the corporation, (v) the period for which the nominee's use of the procedure is effective, and (vi) such other provisions with respect to the procedure as the board deems necessary or desirable. Upon receipt by the corporation of a certificate complying with the procedure established by the board of directors, the persons specified in the certification shall be deemed, for the purpose or purposes set forth in the certification, to be the registered holders of the number of shares specified in place of the shareholder making the certification.

      Section 8. Quorum and Manner of Acting. One-third of the votes entitled to be cast on a matter by a voting group represented in person or by proxy, shall constitute a quorum of that voting group for action on the matter. If less than one-third of such votes are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time without further notice, for a period not to exceed 120 days for any one adjournment. If a quorum is present at such adjourned meeting, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, unless the meeting is adjourned and a new record date is set for the adjourned meeting.

      If a quorum exists, action on a matter other than the election of directors by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless the vote of a greater number or voting by classes is required by law or the articles of incorporation.

      Section 9. Proxies. At all meetings of shareholders, a shareholder may vote by proxy by signing an appointment form or similar writing, either personally or by his duly authorized attorney-in-fact. A shareholder may also appoint a proxy by transmitting or authorizing the transmission of a telegram, teletype, or other electronic transmission providing a written statement of the appointment to the proxy, a proxy solicitor, proxy support service organization, or other person duly authorized by the proxy to receive appointments as agent for the proxy, or to the corporation. The transmitted appointment shall set forth or be transmitted with written evidence from which it can be determined that the shareholder transmitted or authorized the transmission of the appointment. The proxy appointment form or similar writing shall be filed with the secretary of the corporation before or at the time of the meeting. The appointment of a proxy is effective when received by the corporation and is valid for eleven months unless a different period is expressly provided in the appointment form or similar writing.

      Any complete copy, including an electronically transmitted facsimile, of an appointment of a proxy may be substituted for or used in lieu of the original appointment for any purpose for which the original appointment could be used.

      Revocation of a proxy does not affect the right of the corporation to accept the proxy's authority unless (i) the corporation had notice that the appointment was coupled with an interest and notice that such interest is extinguished is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment, or (ii) other notice of the revocation of the appointment is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment. Other notice of revocation may, in the discretion of the corporation, be deemed to include the appearance at a shareholders' meeting of the shareholder who granted the proxy and his voting in person on any matter subject to a vote at such meeting.

      The death or incapacity of the shareholder appointing a proxy does not affect the right of the corporation to accept the proxy's authority unless notice of the death or incapacity is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment.

      The corporation shall not be required to recognize an appointment made irrevocable if it has received a writing revoking the appointment signed by the shareholder (including a shareholder who is a successor to the shareholder who granted the proxy) either personally or by his attorney-in-fact, notwithstanding that the revocation may be a breach of an obligation of the shareholder to another person not to revoke the appointment.

      Subject to Section 11 and any express limitation on the proxy's authority appearing on the appointment form, the corporation is entitled to accept the proxy's vote or other action as that of the shareholder making the appointment.

      Section 10. Voting of Shares. Each outstanding share, regardless of class, shall be entitled to one vote, except in the election of directors, and each fractional share shall be entitled to a corresponding fractional vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the articles of incorporation as permitted under Nevada law. Cumulative voting shall not be permitted in the election of directors or for any other purpose. Each record holder of stock shall be entitled to vote in the election of directors and shall have as many votes for each of the shares owned by him as there are directors to be elected and for whose election he has the right to vote.

      At each election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, shall be elected to the board of directors.

      Except as otherwise ordered by a court of competent jurisdiction upon a finding that the purpose of this Section would not be violated in the circumstances presented to the court, the shares of the corporation are not entitled to be voted if they are owned, directly or indirectly, by a second corporation, domestic or foreign, and the first corporation owns, directly or indirectly, a majority of the shares entitled to vote for directors of the second corporation except to the extent the second corporation holds the shares in a fiduciary capacity.

      Redeemable shares are not entitled to be voted after notice of redemption is mailed to the holders and a sum sufficient to redeem the shares has been deposited with a bank, trust company or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.

      Section 11. Corporation's Acceptance of Votes. If the name signed on a vote, consent, waiver, proxy appointment, or proxy appointment revocation corresponds to the name of a shareholder, the corporation, if acting in good faith, is entitled to accept the vote, consent, waiver, proxy appointment or proxy appointment revocation and give it effect as the act of the shareholder. If the name signed on a vote, consent, waiver, proxy appointment or proxy appointment revocation does not correspond to the name of a shareholder, the corporation, if acting in good faith, is nevertheless entitled to accept the vote, consent, waiver, proxy appointment or proxy appointment revocation and to give it effect as the act of the shareholder if:

      (i) the shareholder is an entity and the name signed purports to be that of an officer or agent of the entity;

      (ii) the name signed purports to be that of an administrator, executor, guardian or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

      (iii) the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

      (iv) the name signed purports to be that of a pledgee, beneficial owner or attorney-in-fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

      (v) two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-tenants or fiduciaries, and the person signing appears to be acting on behalf of all the co-tenants or fiduciaries; or

      (vi) the acceptance of the vote, consent, waiver, proxy appointment or proxy appointment revocation is otherwise proper under rules established by the corporation that are not inconsistent with this
            Section 11.

      The corporation is entitled to reject a vote, consent, waiver, proxy appointment or proxy appointment revocation if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

      Neither the corporation nor its officers nor any agent who accepts or rejects a vote, consent, waiver, proxy appointment or proxy appointment revocation in good faith and in accordance with the standards of this Section is liable in damages for the consequences of the acceptance or rejection.

      Section 12. Informal Action by Shareholders. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if a written consent (or counterparts thereof) that sets forth the action so taken is signed by all of the shareholders entitled to vote with respect to the subject matter thereof and received by the corporation. Such consent shall have the same force and effect as a unanimous vote of the shareholders and may be stated as such in any document. Action taken under this Section 12 is effective as of the date the last writing necessary to effect the action is received by the corporation, unless all of the writings specify a different effective date, in which case such specified date shall be the effective date for such action. If any shareholder revokes his consent as provided for herein prior to what would otherwise be the effective date, the action proposed in the consent shall be invalid. The record date for determining shareholders entitled to take action without a meeting is the date the corporation first receives a writing upon which the action is taken.

      Any shareholder who has signed a writing describing and consenting to action taken pursuant to this Section 12 may revoke such consent by a writing signed by the shareholder describing the action and stating that the shareholder's prior consent thereto is revoked, if such writing is received by the corporation before the effectiveness of the action.

      Section 13. Meetings by Telecommunication. Any or all of the shareholders may participate in an annual or special shareholders' meeting by, or the meeting may be conducted through the use of, any means of communication by which all persons participating in the meeting may hear each other during the meeting. A shareholder participating in a meeting by this means is deemed to be present in person at the meeting.

                                  ARTICLE III
                               Board of Directors

      Section 1. General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, its board of directors, except as otherwise provided under Nevada law or the articles of incorporation.

      Section 2. Number, Qualifications and Tenure. The number of directors of the corporation shall be fixed from time to time by the board of directors, within a range of no less than three or more than nine, but no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. A director shall be a natural person who is eighteen years of age or older. A director need not be a resident of Nevada or a shareholder of the corporation.

      Directors shall be elected at each annual meeting of shareholders. Each director shall hold office until the next annual meeting of shareholders following his election and thereafter until his successor shall have been elected and qualified. Directors shall be removed in the manner provided under Nevada law. Any director may be removed by the shareholders with or without cause at a meeting called for that purpose. The notice of the meeting shall state that the purpose or one of the purposes of the meeting is removal of the director. A director may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal.

      Section 3. Vacancies. Any director may resign at any time by giving written notice to the secretary. Such resignation shall take effect at the time the notice is received by the secretary unless the notice specifies a later effective date. Unless otherwise specified in the notice of resignation, the corporation's acceptance of such resignation shall not be necessary to make it effective. Any vacancy on the board of directors may be filled by the affirmative vote of a majority of the shareholders at a special meeting called for that purpose or by the board of directors. If the directors remaining in office constitute fewer than a quorum of the board, the directors may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. If elected by the directors, the director shall hold office until the next annual shareholders' meeting at which directors are elected. If elected by the shareholders, the director shall hold office for the unexpired term of his predecessor in office; except that, if the director's predecessor was elected by the directors to fill a vacancy, the director elected by the shareholders shall hold office for the unexpired term of the last predecessor elected by the shareholders.

      Section 4. Regular Meetings. A regular meeting of the board of directors shall be held without notice immediately after and at the same place as the annual meeting of shareholders. The board of directors may provide by resolution the time and place, either within or outside Nevada, for the holding of additional regular meetings without other notice.

      Section 5. Special Meetings. Special meetings of the board of directors may be called by or at the request of the president or any two directors. The person or persons authorized to call special meetings of the board of directors may fix any place, either within or outside Nevada, as the place for holding any special meeting of the board of directors called by them, provided that no meeting shall be called outside the State of Nevada unless a majority of the board of directors has so authorized.

      Section 6. Notice. Notice of the date, time and place of any special meeting shall be given to each director at least two days prior to the meeting by written notice either personally delivered or mailed to each director at his business address, or by notice transmitted by private courier, telegraph, telex, electronically transmitted facsimile or other form of wire or wireless communication. If mailed, such notice shall be deemed to be given and to be effective on the earlier of (i) five days after such notice is deposited in the United States mail, properly addressed, with first class postage prepaid, or
(ii) the date shown on the return receipt, if mailed by registered or certified mail return receipt requested, provided that the return receipt is signed by the director to whom the notice is addressed. If notice is given by telex, electronically transmitted facsimile or other similar form of wire or wireless communication, such notice shall be deemed to be given and to be effective when sent, and with respect to a telegram, such notice shall be deemed to be given and to be effective when the telegram is delivered to the telegraph company. If a director has designated in writing one or more reasonable addresses or facsimile numbers for delivery of notice to him, notice sent by mail, telegraph, telex, electronically transmitted facsimile or other form of wire or wireless communication shall not be deemed to have been given or to be effective unless sent to such addresses or facsimile numbers, as the case may be.

      A director may waive notice of a meeting before or after the time and date of the meeting by a writing signed by such director. Such waiver shall be delivered to the secretary for filing with the corporate records, but such delivery and filing shall not be conditions to the effectiveness of the waiver. Further, a director's attendance at or participation in a meeting waives any required notice to him of the meeting unless at the beginning of the meeting, or promptly upon his later arrival, the director objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

      Section 7. Quorum. A majority of the number of directors fixed by the board of directors pursuant to Article III, Section 2 or, if no number is fixed, a majority of the number in office immediately before the meeting begins, shall constitute a quorum for the transaction of business at any meeting of the board of directors.

      Section 8. Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors.

      Section 9. Compensation. By resolution of the board of directors, any director may be paid any one or more of the following: his expenses, if any, of attendance at meetings, a fixed sum for attendance at each meeting, a stated salary as director, or such other compensation as the corporation and the director may reasonably agree upon. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

      Section 10. Presumption of Assent. A director of the corporation who is present at a meeting of the board of directors or committee of the board at which action on any corporate matter is taken shall be presumed to have assented to all action taken at the meeting unless (i) the director objects at the beginning of the meeting, or promptly upon his arrival, to the holding of the meeting or the transaction of business at the meeting and does not thereafter vote for or assent to any action taken at the meeting, (ii) the director contemporaneously requests that his dissent or abstention as to any specific action taken be entered in the minutes of the meeting, or (iii) the director causes written notice of his dissent or abstention as to any specific action to be received by the presiding officer of the meeting before its adjournment or by the secretary promptly after the adjournment of the meeting. A director may dissent to a specific action at a meeting, while assenting to others. The right to dissent to a specific action taken at a meeting of the board of directors or a committee of the board shall not be available to a director who voted in favor of such action.

      Section 11. Committees. By resolution adopted by a majority of all the directors in office when the action is taken, the board of directors may designate from among its members an executive committee and one or more other committees, and appoint one or more members of the board of directors to serve on them. To the extent provided in the resolution, each committee shall have all the authority of the board of directors, except that no such committee shall have the authority to (i) authorize distributions, (ii) approve or propose to shareholders actions or proposals required under Nevada law to be approved by shareholders, (iii) fill vacancies on the board of directors or any committee thereof, (iv) amend articles of incorporation, (v) adopt, amend or repeal the bylaws, (vi) approve a plan of merger not requiring shareholder approval, (vii) authorize or approve the reacquisition of shares unless pursuant to a formula or method prescribed by the board of directors, or
(viii) authorize or approve the issuance or sale of shares, or contract for the sale of shares or determine the designations and relative rights, preferences and limitations of a class or series of shares, except that the board of directors may authorize a committee or officer to do so within limits specifically prescribed by the board of directors. The committee shall then have full power within the limits set by the board of directors to adopt any final resolution setting forth all preferences, limitations and relative rights of such class or series and to authorize an amendment of the articles of incorporation stating the preferences, limitations and relative rights of a class or series for filing with the Secretary of State under Nevada law.

      Sections 4, 5, 6, 7, 8 or 12 of Article III, which govern meetings, notice, waiver of notice, quorum, voting requirements and action without a meeting of the board of directors, shall apply to committees and their members appointed under this Section 11.

      Neither the designation of any such committee, the delegation of authority to such committee, nor any action by such committee pursuant to its authority shall alone constitute compliance by any member of the board of directors or a member of the committee in question with his responsibility to conform to the standard of care set forth in Article Ill, Section 14 of these bylaws.

      Section 12. Informal Action by Directors. Any action required or permitted to be taken at a meeting of the directors or any committee designated by the board of directors may be taken without a meeting if a written consent (or counterparts thereof) that sets forth the action so taken is signed by all of the directors entitled to vote with respect to the action taken. Such consent shall have the same force and effect as a unanimous vote of the directors or committee members and may be stated as such in any document. Unless the consent specifics a different effective time or date, action taken under this Section 12 is effective at the time or date the last director signs a writing describing the action taken, unless, before such time, any director has revoked his consent by a writing signed by the director and received by the president or the secretary of the corporation.

      Section 13. Telephonic Meetings. The board of directors may permit any director (or any member of a committee designated by the board) to participate in a regular or special meeting of the board of directors or a committee thereof through the use of any means of communication by which all directors participating in the meeting can hear each other during the meeting. A director participating in a meeting in this manner is deemed to be present in person at the meeting.

      Section 14. Standard of Care. A director shall perform his duties as a director, including without limitation his duties as a member of any committee of the board, in good faith, in a manner he reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. In performing his duties, a director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by the persons herein designated. However, he shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause such reliance to be unwarranted. A director shall not be liable to the corporation or its shareholders for any action he takes or omits to take as a director if, in connection with such action or omission, he performs his duties in compliance with this Section 14.

      The designated persons on whom a director is entitled to rely are (i) one or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented, (ii) legal counsel, public accountant, or other person as to matters which the director reasonably believes to be within such person's professional or expert competence, or (iii) a committee of the board of directors on which the director does not serve if the director reasonably believes the committee merits confidence.

                                   ARTICLE IV
                              Officers and Agents

      Section 1. General. The officers of the corporation shall be a president, one or more vice presidents, a secretary and a treasurer, each of whom shall be appointed by the board of directors and shall be a natural person eighteen years of age or older. One person may hold more than one office. The board of directors or an officer or officers so authorized by the board may appoint such other officers, assistant officers, committees and agents, including a chairman of the board, assistant secretaries and assistant treasurers, as they may consider necessary. Except as expressly prescribed by these bylaws, the board of directors or the officer or officers authorized by the board shall from time to time determine the procedure for the appointment of officers, their authority and duties and their compensation, provided that the board of directors may change the authority, duties and compensation of any officer who is not appointed by the board.

      Section 2. Appointment and Term of Office. The officers of the corporation to be appointed by the board of directors shall be appointed at each annual meeting of the board held after each annual meeting of the shareholders. If the appointment of officers is not made at such meeting or if an officer or officers are to be appointed by another officer or officers of the corporation, such appointments shall be made as determined by the board of directors or the appointing person or persons. Each officer shall hold office until the first of the following occurs: his successor shall have been duly appointed and qualified, his death, his resignation, or his removal In the manner provided in
Section 3.

      Section 3. Resignation and Removal. An officer may resign at any time by giving written notice of resignation to the president, secretary or other person who appoints such officer. The resignation is effective when the notice is received by the corporation unless the notice specifies a later effective date.

      Any officer or agent may be removed at any time with or without cause by the board of directors or an officer or officers authorized by the board. Such removal does not affect the contract rights, if any, of the corporation or of the person so removed. The appointment of an officer or agent shall not in itself create contract rights.

      Section 4. Vacancies. A vacancy in any office, however occurring, may be filled by the board of directors, or by the officer or officers authorized by the board, for the unexpired portion of the officer's term. If an officer resigns and his resignation is made effective at a later date, the board of directors, or officer or officers authorized by the board, may permit the officer to remain in office until the effective date and may fill the pending vacancy before the effective date if the board of directors or officer or officers authorized by the board provide that the successor shall not take office until the effective date. In the alternative, the board of directors, or officer or officers authorized by the board of directors, may remove the officer at any time before the effective date and may fill the resulting vacancy.

      Section 5. President. The president shall preside at all meetings of shareholders and all meetings of the board of directors unless the board of directors has appointed a chairman, vice chairman, or other officer of the board and has authorized such person to preside at meetings of the board of directors. Subject to the direction and supervision of the board of directors, the president shall be the chief executive officer of the corporation, and shall have general and active control of its affairs and business and general supervision of its officers, agents and employees. Unless otherwise directed by the board of directors, the president shall attend in person or by substitute appointed by him, or shall execute on behalf of the corporation written instruments appointing a proxy or proxies to represent the corporation, at all meetings of the stockholders of any other corporation in which the corporation holds any stock. On behalf of the corporation, the president may in person or by substitute or by proxy execute written waivers of notice and consents with respect to any such meetings. At all such meetings and otherwise, the president, in person or by substitute or proxy, may vote the stock held by the corporation, execute written consents and other instruments with respect to such stock, and exercise any and all rights and powers incident to the ownership of said stock, subject to the instructions, if any, of the board of directors. The president shall have custody of the treasurer's bond, if any. The president shall have such additional authority and duties as are appropriate and customary for the office of president and chief executive officer, except as the same may be expanded or limited by the board of directors from time to time,

      Section 6. Vice Presidents. The vice presidents shall assist the president and shall perform such duties as may be assigned to them by the president or by the board of directors. In the absence of the president, the vice president, if any (or, if more than one, the vice presidents in the order designated by the board of directors, or if the board makes no such designation, then the vice president designated by the president, or if neither the board nor the president makes any such designation, the senior vice president as determined by first election to that office), shall have the powers and perform the duties of the president.

      Section 7. Secretary. The secretary shall (i) prepare and maintain as permanent records the minutes of the proceedings of the shareholders and the board of directors, a record of all actions taken by the shareholders or board of directors without a meeting, a record of all actions taken by a committee of the board of directors in place of the board of directors on behalf of the corporation, and a record of all waivers of notice of meetings of shareholders and of the board of directors or any committee thereof, (ii) see that all notices are duly given in accordance with the provisions of these bylaws and as required by law, (iii) serve as custodian of the corporate records and of the seal of the corporation and affix the seal to all documents when authorized by the board of directors, (iv) keep at the corporation's registered office or principal place of business a record containing the names and addresses of all shareholders in a form that permits preparation of a list of shareholders arranged by voting group and by class or series of shares within each voting group, that is alphabetical within each class or series and that shows the address of, and the number of shares of each class or series held by, each shareholder, unless such a record shall be kept at the office of the corporation's transfer agent or registrar, (v) maintain at the corporation's principal office the originals or copies of the corporation's articles of incorporation, bylaws, minutes of all shareholders' meetings and records of all action taken by shareholders without a meeting for the past three years, all written communications within the past three years to shareholders as a group or to the holders of any class or series of shares as a group, a list of the names and business addresses of the current directors and officers, a copy of the corporation's most recent corporate report filed with the Secretary of State, and financial statements showing in reasonable detail the corporation's assets and liabilities and results of operations for the last three years, (vi) have general charge of the stock transfer books of the corporation, unless the corporation has a transfer agent, (vii) authenticate records of the corporation, and (viii) in general, perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the president or by the board of directors. Assistant secretaries, if any, shall have the same duties and powers, subject to supervision by the secretary. The directors and/or shareholders may however respectively designate a person other than the secretary or assistant secretary to keep the minutes of their respective meetings.

      Any books, records, or minutes of the corporation may be in written form or in any form capable of being converted into written form within a reasonable time.

      Section 8. Treasurer. The treasurer shall be the principal financial officer of the corporation, shall have the care and custody of all funds, securities, evidences of indebtedness and other personal property of the corporation and shall deposit the same in accordance with the instructions of the board of directors. Subject to the limits imposed by the board of directors, he shall receive and give receipts and acquittances for money paid in on account of the corporation, and shall pay out of the corporation's funds on hand all bills, payrolls and other just debts of the corporation of whatever nature upon maturity. He shall perform all other duties incident to the office of the treasurer and, upon request of the board, shall make such reports to it as may be required at any time. He shall, if required by the board, give the corporation a bond in such sums and with such sureties as shall be satisfactory to the board, conditioned upon the faithful performance of his duties and for the restoration to the corporation of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation. He shall have such other powers and perform such other duties as may from time to time be prescribed by the board of directors or the president. The assistant treasurers, if any, shall have the same powers and duties, subject to the supervision of the treasurer.

      The treasurer shall also be the principal accounting officer of the corporation. He shall prescribe and maintain the methods and systems of accounting to be followed, keep complete books and records of account as required under Nevada law, prepare and file all local, state and federal tax returns, prescribe and maintain an adequate system of internal audit and prepare and furnish to the president and the board of directors statements of account showing the financial position of the corporation and the results of its operations.

                                   ARTICLE V
                                     Stock

      Section 1. Certificates. The board of directors shall be authorized to issue any of its classes of shares with or without certificates. The fact that the shares are not represented by certificates shall have no effect on the rights and obligations of shareholders. If the shares are represented by certificates, such shares shall be represented by consecutively numbered certificates signed, either manually or by facsimile, in the name of the corporation by the president and the secretary. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, such certificate may nonetheless be issued by the corporation with the same effect as if he were such officer at the date of its issue. All certificates shall be consecutively numbered, and the names of the owners, the number of shares, and the date of issue shall be entered on the books of the corporation. Each certificate representing shares shall state upon its face:

      (i)   That the corporation is organized under the laws of Nevada;

      (ii)  The name of the person to whom issued;

      (iii) The number and class of the shares and the designation of the series, if any, that the certificate represents;

      (iv)  The par value, if any, of each share represented by the certificate;

      (v) Any restrictions imposed by the corporation upon the transfer of the shares represented by the certificate.

      If shares are not represented by certificates, within a reasonable time following the issue or transfer of such shares, the corporation shall send the shareholder a complete written statement of all of the information required to be provided to holders of uncertificated shares under Nevada law.

      Section 2. Consideration for Shares. Certificated or uncertificated shares shall not be issued until the shares represented thereby are fully paid. The board of directors may authorize the issuance of shares for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed or other securities of the corporation. Future services shall not constitute payment or partial payment for shares of the corporation. The promissory note of a subscriber or an affiliate of a subscriber shall not constitute payment or partial payment for shares of the corporation unless the note is negotiable and is secured by collateral, other than the shares being purchased, having a fair market value at least equal to the principal amount of the note. For purposes of this Section 2, "promissory note" means a negotiable instrument on which there is an obligation to pay independent of collateral and does not include a non-recourse note.

      Section 3. Lost Certificates. In case of the alleged loss, destruction or mutilation of a certificate of stock, the board of directors may direct the issuance of a new certificate in lieu thereof upon such terms and conditions in conformity with law as the board may prescribe. The board of directors may in its discretion require an affidavit of lost certificate and/or a bond in such form and amount and with such surety as it may determine before issuing a new certificate.

      Section 4. Transfer of Shares. Upon surrender to the corporation or to a transfer agent of the corporation of a certificate of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and receipt of such documentary stamps as may be required by law and evidence of compliance with all applicable securities laws and other restrictions, the corporation shall issue a new certificate to the person entitled thereto, and cancel the old certificate. Every such transfer of stock shall be entered on the stock books of the corporation which shall be kept at its principal office or by the person and at the place designated by the board of directors.

      Except as otherwise expressly provided in Article II, Sections 7 and 11, and except for the assertion of dissenters' rights to the extent provided under Nevada law, the corporation shall be entitled to treat the registered holder of any shares of the corporation as the owner thereof for all purposes, and the corporation shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares on the part of any person other than the registered holder, including without limitation any purchaser, assignee or transferee of such shares or rights deriving from such shares, unless and until such other person becomes the registered holder of such shares, whether or not the corporation shall have either actual or constructive notice of the claimed interest of such other person.

      Section 5. Transfer Agent, Registrars and Paying Agents. The board may at its discretion appoint one or more transfer agents, registrars and agents for making payment upon any class of stock, bond, debenture or other security of the corporation. Such agents and registrars may be located either within or outside Nevada. They shall have such rights and duties and shall be entitled to such compensation as may be agreed.

                                   ARTICLE VI
                       Indemnification of Certain Persons

      Section 1. Indemnification. For purposes of Article VI, a "Proper Person" means any person (including the estate or personal representative of a director) who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal, by reason of the fact that he is or was a director, officer, employee, fiduciary or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary or agent of any foreign or domestic profit or nonprofit corporation or of any partnership, joint venture, trust, profit or nonprofit unincorporated association, limited liability company, or other enterprise or employee benefit plan. The corporation shall indemnify any Proper Person against reasonably incurred expenses (including attorneys' fees), judgments, penalties, fines (including any excise tax assessed with respect to an employee benefit plan) and amounts paid in settlement reasonably incurred by him in connection with such action, suit or proceeding if it is determined by the groups set forth in Section 4 of this Article that he conducted himself in good faith and that he reasonably believed
(i) in the case of conduct in his official capacity with the corporation, that his conduct was in the corporation's best interests, or (ii) in all other cases (except criminal cases), that his conduct was at least not opposed to the corporation's best interests, or (iii) in the case of any criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful. Official capacity means, when used with respect to a director, the office of director and, when used with respect to any other Proper Person, the office in a corporation held by the officer or the employment, fiduciary or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. Official capacity does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

      A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement in (ii) of this Section 1. A director's conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirement of this section that he conduct himself in good faith.

      No indemnification shall be made under this Article VI to a Proper Person with respect to any claim, issue or matter in connection with a proceeding by or in the right of a corporation in which the Proper Person was adjudged liable to the corporation or in connection with any proceeding charging that the Proper Person derived an improper personal benefit, whether or not involving action in an official capacity, in which he was adjudged liable on the basis that he derived an improper personal benefit. Further, indemnification under this section in connection
with a proceeding brought by or in the right of the corporation shall be limited to reasonable expenses, including attorneys' fees, incurred in connection with the proceeding.

      Section 2. Right to Indemnification. The corporation shall indemnify any Proper Person who was wholly successful, on the merits or otherwise, in defense of any action, suit, or proceeding as to which he was entitled to indemnification under Section 1 of this Article VI against expenses (including attorneys' fees) reasonably incurred by him in connection with the proceeding without the necessity of any action by the corporation other than the determination in good faith that the defense has been wholly successful.

      Section 3. Effect of Termination of Action. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person seeking indemnification did not meet the standards of conduct described in Section 1 of this Article VI. Entry of a judgment by consent as part of a settlement shall not be deemed an adjudication of liability, as described in Section 2 of this Article VI.

      Section 4. Groups Authorized to Make Indemnification Determination. Except where there is a right to indemnification as set forth in Sections 1 or 2 of this Article or where indemnification is ordered by a court in Section 5, any indemnification shall be made by the corporation only as determined in the specific case by a proper group that indemnification of the Proper Person is permissible under the circumstances because he has met the applicable standards of conduct set forth in Section 1 of this Article. This determination shall be made by the board of directors by a majority vote of those present at a meeting at which a quorum is present, which quorum shall consist of directors not parties to the proceeding ("Quorum"). If a Quorum cannot be obtained, the determination shall be made by a majority vote of a committee of the board of directors designated by the board, which committee shall consist of two or more directors not parties to the proceeding, except that directors who are parties to the proceeding may participate in the designation of directors for the committee. If a Quorum of the board of directors cannot be obtained and the committee cannot be established, or even if a Quorum is obtained or the committee is designated and a majority of the directors constituting such Quorum or committee so directs, the determination shall be made by (i) independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in this Section 4 or, if a Quorum of the full board of directors cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board (including directors who are parties to the action) or (ii) a vote of the shareholders.

      Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

      Section 5. Court-Ordered Indemnification. Any Proper Person may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction for mandatory indemnification under Section 2 of this Article, including indemnification for reasonable expenses incurred to obtain court-ordered indemnification. If a court determines that the Proper Person is entitled to indemnification under Section 2 of this Article, the court shall order indemnification, including the Proper Person's reasonable expenses incurred to obtain court-ordered indemnification. If the court determines that such Proper Person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not he met the standards of conduct set forth in Section 1 of this Article or was adjudged liable in the proceeding, the court may order such indemnification as the court deems proper except that if the Proper Person has been adjudged liable, indemnification shall be limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

      Section 6. Advance of Expenses. Reasonable expenses (including attorneys' fees) incurred in defending an action, suit or proceeding as described in
Section 1 may be paid by the corporation to any Proper Person in advance of the final disposition of such action, suit or proceeding upon receipt of (i) a written affirmation of such Proper Person's good faith belief that be has met the standards of conduct prescribed by Section 1 of this Article VI, (ii) a written undertaking, executed personally or on the Proper Person's behalf, to repay such advances if it is ultimately determined that he did not meet the prescribed standards of conduct (the undertaking shall be an unlimited general obligation of the Proper Person but need not be secured and may be accepted without reference to financial ability to make repayment), and (iii) a determination is made by the proper group (as described in Section 4 of this Article VI) that the facts as then known to the group would not preclude indemnification. Determination and authorization of payments shall be made in the same manner specified in Section 4 of this Article VI.

      Section 7. Additional Indemnification to Certain Persons Other Than Directors. In addition to the indemnification provided to officers, employees, fiduciaries or agents because of their status as Proper Persons under this Article, the corporation may also indemnify and advance expenses to them if they are not directors of the corporation to a greater extent than is provided in these bylaws, if not inconsistent with public policy, and if provided for by general or specific action of its board of directors or shareholders or by contract.

      Section 8. Witness Expenses. The sections of this Article VI do not limit the corporation's authority to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he has not been made or named as a defendant or respondent in the proceeding.

      Section 9. Report to Shareholders. Any indemnification of or advance of expenses to a director in accordance with this Article VI, if arising out of a proceeding by or on behalf of the corporation, shall be reported in writing to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

                                  ARTICLE VII

      Section 1. Provision of Insurance. By action of the board of directors, notwithstanding any interest of the directors in the action, the corporation may purchase and maintain insurance, in such scope and amounts as the board of directors deems appropriate, on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the corporation, or who, while a director, officer, employee, fiduciary or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary or agent of any other foreign or domestic profit or nonprofit corporation or of any partnership, joint venture, trust, profit or nonprofit unincorporated association, limited liability company, other enterprise or employee benefit plan, against any liability asserted against, or incurred by, him in that capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of Article VI or applicable law. Any such insurance may be procured from any insurance company designated by the board of directors of the corporation, whether such insurance company is formed under the laws of Nevada or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity interest or any other interest, through stock ownership or otherwise.

                                  ARTICLE VIII
                                 Miscellaneous

      Section 1. Seal. The board of directors may adopt a corporate seal, which shall be circular in form and shall contain the name of the corporation and the words, "Seal, Nevada."

      Section 2. Fiscal Year. The fiscal year of the corporation shall be as established by the board of directors.

      Section 3. Amendments. The board of directors shall have power, to the maximum extent permitted under Nevada law, to make, amend and repeal the bylaws of the corporation at any regular or special meeting of the board unless the shareholders, in making, amending or repealing a particular bylaw, expressly provide that the directors may not amend or repeal such bylaw. The shareholders also shall have the power to make, amend or repeal the bylaws of the corporation at any annual meeting or at any special meeting called for that purpose.

      Section 4. Receipt of Notices by the Corporation. Notices, shareholder writings consenting to action, and other documents or writings shall be deemed to have been received by the corporation when they are actually received: (1) at the registered office of the corporation in Nevada; (2) at the principal office of the corporation (as that office is designated in the most recent document filed by the corporation with the secretary of state for Nevada designating a principal office) addressed to the attention of the secretary of the corporation; (3) by the secretary of the corporation wherever the secretary may be found; or (4) by any other person authorized from time to time by the board of directors or the president to receive such writings, wherever such person is found.

      Section 5. Gender. The masculine gender is used in these bylaws as a matter of convenience only and shall be interpreted to include the feminine and neuter genders as the circumstances indicate.

      Section 6. Conflicts. In the event of any irreconcilable conflict between these bylaws and either the corporation's articles of incorporation or applicable law, the latter shall control.

      Section 7. Definitions. Except as otherwise specifically provided in these bylaws, all terms used in these bylaws shall have the same definition as under Nevada law.


                                        /s/ Julie L. Bergo
                                        ----------------------------------------
                                        Julie Bergo, Corporate Secretary

                                                                        Def 14A

                           MEADOW VALLEY CORPORATION
             4411 SOUTH 40TH STREET, SUITE D-11, PHOENIX, AZ 85040

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE l8, 1996

TO THE STOCKHOLDERS OF MEADOW VALLEY CORPORATION:

      The Annual Meeting of the Stockholders of Meadow Valley Corporation (the "Company"), will be held at the Treasure Island Resort in Las Vegas, Nevada, on June 18, 1996, at 2:30 p.m., for the following purposes:

      1.    To elect five directors of the Company.
      2. To increase the number of shares of Common Stock issuable under the Company's Stock Option Plan.
      3. To transact such other business as may properly come before the meeting.

      Details relating to the above matters are set forth in the attached Proxy Statement. All stockholders of record on the Company as of the close of business on April 1, 1996 will be entitled to notice of and to vote at such meeting or at any adjournment or postponement thereof.

      ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A REPLY CARD IS ENCLOSED FOR YOU CONVENIENCE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                        By order of the Board of Directors


                                        /s/ Julie L. Bergo

                                        Julie L. Bergo
                                        Secretary

April 30, 1996

                                 PROXY STATEMENT

                            MEADOW VALLEY CORPORATION
                       4411 South 40th Street, Suite D-11
                                Phoenix, AZ 85040
                            Telephone: (602) 437-5400

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 18, 1996

      On April 30, 1996, Meadow Valley Corporation, a Nevada corporation (the "Company"), will mail this Proxy Statement to stockholders entitled to vote at the Company's Annual Meeting of Stockholders ("Annual Meeting"), on June 18, 1996. Stockholders of record at the close of business on April 1, 1996, will be entitled to vote at the Annual Meeting and will receive a copy of this Proxy Statement, furnishing information relating to the business to be transacted at the Annual Meeting. On April 26, 1996, there were 3,601,250 of the Company's common stock, $.001 par value (the "Common Stock") outstanding. Each share of Common Stock entitles the holder to one vote on each matter presented at the Annual Meeting. The Company anticipates that this Proxy Statement and the accompanying form of proxy will be first mailed or given to all shareholders of the Company on or about April 30, 1996. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with instructions indicated thereon. Unless otherwise directed, votes will be cast for the election of the nominees for directors hereinafter named and for an increase in the number of shares of Common Stock issuable under the Company's Stock Option Plan (the "1994 Plan"). The holders of a majority of the shares represented at the Annual Meeting in person or by proxy will be required to approve any proposed matters.

      A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to sign, date, and return the proxy card in the accompanying envelope, which is postage-paid if mailed in the United States.

      Abstentions and broker non-votes will be included in determining the existence of a quorum at the Annual Meeting. Abstentions will be treated as shares present and entitled to vote for purpose of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote.

      You may revoke your proxy at any time before it is actually voted at the Annual Meeting by (i) delivering written notice of revocation to the Secretary of the Company, (ii) submitting a subsequently dated proxy, or (iii) attending the Annual Meeting and withdrawing the proxy. You may also be represented by another person present at the meeting through executing a form of proxy designating such person to act on your behalf. Each unrevoked proxy card properly executed and received prior to the close of the voting will be voted as indicated. Where specific instructions are not indicated, the proxy will be voted for the election of all directors as nominated and for any other proposals recommended by the Board of Directors.

      The Company's Annual Report to Stockholders for the year ended December 31, 1995, including consolidated financial statements, are being mailed to all stockholders entitled to vote at the Annual Meeting. These reports do not constitute a part of the proxy soliciting material.

                              ELECTION OF DIRECTORS

General Information

      At the Annual Meeting, the stockholders will elect five directors of the Company. Cumulative voting is not permitted in the election of directors. In the absence of instructions to the contrary, the person named in the accompanying proxy will vote in favor of the election of each of the persons named below as the Company's nominees for directors of the Company. All of the nominees are presently members of the Board of Directors. Each of the nominees has consented to be named herein and to serve if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but if such should occur, the person named in the proxy intends to vote for the election in his stead of such person as the Board of Directors of the Company may recommend.

                                                                       Served as
Nominees for Election as Director:                                     Director
Name                Principal Occupation                                 Since
-----------------   ------------------------------------------------   ---------
Gary A. Agron       Securities Attorney                                  1995

Charles E. Cowan    President, Charles Cowan & Associates                1995

Bradley E. Larson   President and Chief Executive Officer of the
                    Company                                              1994

Scott E. Miller     Managing Director of Investment Banking, HD Brous
                    & Co., Inc.                                          1996

Donald Townsend     President, Executive Manager and director, Simula,
                    Inc.                                                 1996


                                                                       Served as
Continuing Directors:                                                  Director
Name                Principal Occupation                                 Since
-----------------   ------------------------------------------------   ---------
Kenneth D. Nelson   Chief Financial Officer and Executive Vice
                    President-Finance of the Company                     1989

Paul R. Lewis       Chief Operations Officer of the Company              1993

Arvin L. Black      Vice President - Arizona Operations of the
                    Company                                              1981

Alan A. Terril      Vice President - Nevada Operations of the
                    Company                                              1992

                        DIRECTORS AND EXECUTIVE OFFICERS

      Set forth below is certain information with respect to each of the five nominees for the office of director, each director whose term of office will continue after the 1996 Annual Meeting, and each other executive office of the
Company:

Nominees

      Gary A. Agron, age 51, was appointed to the Board of Directors in November 1995. He is an attorney who has specialized in the practice of securities law since 1977 with emphasis on representation of issuers and brokers-dealers in public offering and private placements of equity securities. He has acted as issuers' or underwriters' counsel in more than 125 initial public offerings. He is also a director of Xedar Corporation, a public-held Boulder, Colorado based high technology firm, since 1973 and U.S. Pawn, Inc., a publicly-held Denver, Colorado based pawnshop operator, since 1989.

      Charles E. Cowen, age 49, was appointed to the Board of Directors in November 1995. He is President of Charles Cowen & Associates and has an extensive background in government and industry consulting. Prior to forming his won company, he held CEO positions in Arizona's Department of Transportation and Department of Economic Security, and served with the U.S. Corps of Engineers for 25 years.

      Bradley E. Larson, 41, has been a director of the Company since 1994 and was appointed President in July 1995 and Chief Executive Officer in November 1995. Mr. Larson was employed by Tanner Companies ("Tanner") from 1976 until December 1994. He was Division President of the Western Arizona region for Tanner from 1984 to 1988, Vice President of Operations from 1988 to 1989 and President of Tanner's Construction Division from 1989 until he joined the Company as its Chief Operating Officer in December 1994. Mr. Larson earned a BSE degree in Industrial Engineering from Arizona State University in 1979. He has been active in several construction industry associations and is currently Treasurer and Director of Arizona Rock Products Association, Secretary and Director of the Arizona Highway Users Conference and a founding Director of the Transportation Users Leadership Alliance.

      Scott E. Miller, age 36, was appointed to the Board of Directors in March 1996. He is Managing Director of Investment Banking for HD Brous & Co., Inc. and has worked in various capacities within the investment banking industry for the past 10 years. He also serves on the Board of Directors of Simula, Inc., a publicly-held transportation safety and energy absorption company.

      Donald W. Townsend, age 56, was appointed to the Board of Directors in March 1996. He is President of Simula, Inc., a New York Stock Exchanged-listed company which is a world leader in transportation safety and energy absorption technology. He joined Simula in 1985 overseeing the Finance, Legal, Human Resources, Product Assurance, and Information Systems Departments. He has served as Chief Finance Officer, Executive Manager and a director of Simula.

Continuing Directors:

      Kenneth D. Nelson, 38, has been involved in the financial reporting and operations management areas of the construction industry since 1982. He joined the Company in April 1989, became Vice President of Finance in February 1992 and Executive Vice President and Chief Financial Officer in October 1993. From August 1986 until April 1989, he was operations manager for Builders Unlimited, a construction firm based in Phoenix, AZ. Mr. Nelson earned a Bachelors of Science Degree in Business Administration from Arizona State University in 1984. Mr. Nelson's current term as a director will expire in 1997.

      Paul R. Lewis, 49, has been involved in the construction industry since 1964 as a construction worker, subcontractor and general contractor. He joined the Company (which was founded by his brother Richard C. Lewis) in October 1993 as its Chairman and become its Chief Executive Officer in October 1994 and Chief Operations Officer in November 1995. From January 1987 to September 1993 he was President and principal stockholder of Ron Lewis Construction Company and Wiser construction LLP, construction firms operating primarily in Nevada. Mr. Lewis's current term as a director will expire in 1998.

      Arvin L. Black, 42, has been involved in the construction industry since 1971 as a construction worker, subcontractor and general contractor, specializing in residential and commercial construction. He joined the Company in March 1982, became its Vice-President in charge of Operations in March 1989, its President in October 1993 and its Vice President - Arizona Operations in July 1995. Mr. Black's current term as director will expire in 1998.

      Alan A. Terril, 55, joined the Company in May 1992 and became its Vice President - Nevada Operations in October 1993. From February 1979 until April 1992, he was general superintendent, responsible for on site construction management, for Ron Lewis Construction Company, a heavy construction firm owned and operated by Paul R. Lewis, the Company's Chief Operations Officer and a director. Mr. Terril's current term as a director will expire in 1997.

Other Executive Officers

      Julie L. Bergo, 33, was named Secretary and Principal Accounting Officer and has served as Controller since October 1995. She received her Bachelor of Science degree with a major in accounting from Moorhead State University in Moorhead, Minnesota. She has over ten years experience in the accounting profession, including acting as a staff auditor form 1989 to 1993 with a Minneapolis, Minnesota based Certified Public Accounting firm, a regulatory and credit analyst with a regional broker/dealer in Minneapolis, Minnesota from 1993 to 1994 and a senior audit manager with a Phoenix, Arizona based Certified Public Accounting Firm from 1994 to 1995.

      During fiscal 1995, the Board of Directors of the Company held nine meetings. The only standing committees of the Board of Directors are the Audit Committee and the Compensation Committee. The current members of the Audit Committee are Gary A. Agron, Donald W. Townsend and Kenneth D. Nelson and the current members of the Compensation Committee are Kenneth D. Nelson, Bradley E. Larson and Scott E. Miller. The Audit Committee periodically consults with the Company's management and independent public accountants on financial matters, including the Company's internal financial controls and procedures. The Compensation Committee proposes compensation arrangements for the Company's executive officers and administers the Company's Stock Option Plan. The Audit and Compensation Committees were formed in November 1995 and did not hold any meetings during 1995.

      Each outside director of the Company (currently Messrs Agron, Cowan, Miller and Townsend) is entitled to receive a annual fee of $2,500. Directors employed by the Company do not receive any fees for serving as directors.

              COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      To the Company's knowledge the only persons or groups that may be deemed to own beneficially 5% or more of the Company's outstanding Common Stock are the following:


                                                   Shares      Percent
                                                Beneficially   of Class
Name and address                                   Owned          (1)
---------------------------------------------   ------------   --------
Kim A. Lewis, Trustee of Richard C. Lewis GST
Exempt Marital Sub Trust and Kim A. Lewis
Survivor's Trust
P.O. Box 121
Moapa, NV 89025 .............................   500,000 (2)    13.9%

Kennedy Capital Management, Inc.
425 N. New Ballas Road, Suite 181
St. Louis, MO 63141-6821 ....................   250,000 (3)    6.9%

----------
(1) Does not include shares issuable upon exercise of the Company's Common Stock Purchase Warrants or Warrants issued to the Underwriters in connection with the Company's 1995 initial public offering.
(2)   According to the Schedule 13G filed by Kim A. Lewis on February 13, 1996.
(3) According to the Schedule 13G filed by Kennedy Capital Management, Inc. on February 8, 1996.

                         PROPOSAL TO INCREASE SHARES OF
                   COMMON STOCK RESERVED UNDER THE COMPANY'S
                                STOCK OPTION PLAN

      In November 1994, the Company adopted a Stock Option Plan (the "1994 Plan") which provides for the grant of options intended to qualify as "incentive stock options" and "nonstatutory stock options" within the meaning of Section 422A of the United States Internal Revenue Code of 1986 (the "Code"). Incentive stock options are issuable only to eligible officers, directors, key employees and consultants of the Company.

      The 1994 Plan is administered by the Compensation Committee of the Board of Directors which is comprised of employee and nonemployee directors. At December 31, 1995, the Company had reserved 350,000 shares of Common Stock for issuance under the 1994 Plan. The Company proposes, subject to stockholder approval, to increase the number of shares of Common Stock issuable under the 1994 Plan from 350,000 shares to 700,000 shares. Under the 1994 Plan, the Board of Directors determines which individuals shall receive options, the time period during which the options may be partially or fully exercised, the number of shares of Common Stock that may be purchased under each option and the option price.

      The per share exercise price of the Common Stock may not be less than the fair market value of the Common Stock on the date the option is granted. No person who owns, directly or indirectly, at the time of the granting of an incentive stock option, more than 10% of the total combined voting power of all classes of stock of the Company is eligible to receive incentive stock options under the 1994 Plan unless the option price is at least 110% of the fair market value of the Common Stock subject to the option on the date of grant. The option price of Nonstatutory Options shall be established by the Board of Directors and shall not be less than 100% of the fair market value of the Common Stock subject to the option on the date of grant.

      No options may be transferred by an optionee other than by will or the laws of descent and distribution, and during the lifetime of an optionee, the option may only be exercisable by the optionee. Options may be exercised only if the option holder remains continuously associated with the Company from the date of grant to the date of exercise. Options under the 1994 Plan must be granted within 10 years from the effective date of the 1994 Plan and the exercise date of an option cannot be later than 10 years from the date of grant. Any options that expire unexercised or that terminate upon an optionee's ceasing to be employed by the Company become available once again for issuance. Shares issued upon exercise of an option will rank equally with other shares then outstanding.

      As of April 1, 1996, options had been granted under the 1994 Plan to officers, directors, employees and consultants at an exercise price ranging from $5.41 per share to $6.25 per share. The exercise prices represented the fair market value of the Company's Common Stock at the date such options were granted. Thirty-three percent of the options, as indicated in the table below, are exercisable after one year of continuous service to the Company, sixty-six percent following two years of continuous service to the Company and one hundred percent after three years of continuous service to the Company. The table below set forth the total number of options issued to each executive officer and director of the Company through December 31, 1995.

      The Board of Directors recommends that the stockholders vote in favor of this proposal.

                            1995 STOCK OPTION GRANTS

                                                                         Gains based on
                                                                        Assumed Rates of
                                                                          Stock Price
                                                                        Appreciation for
                         Individual Grants                              Option Term (1)
--------------------------------------------------------------------   ------------------
                                              Exercise/
                                 % of 1995      Base
                           Options Employee Price per
                       Granted    Option        Share     Expiration   Assumed  Assumed
Name                     (2)     Grants (3)    11/13/95      Date      Rate 5%   Rate 10%
--------------------   ------    ----------   ---------   ----------   -------   --------
Bradley E. Larson      20,000    6.93%          $ 6.25     11/13/05    $78,612   $199,218
Kenneth D. Nelson      14,000    4.85             6.25     11/13/05     55,028    139,452
Paul R. Lewis          18,000    6.24             6.25     11/13/05     70,751    179,296
Arvin L. Black         18,000    6.24             6.25     11/13/05     70,751    179,296
Alan A. Terril         15,600    5.41             6.25     11/13/05     61,317    155,390
Julie L. Bergo         10,000    3.47             6.25     11/13/05     39,306     99,609
Gary A. Agron          10,000    3.47             6.25     11/13/05     39,306     99,609
Charles E. Cowan       10,000    3.47             6.25     11/13/05     39,306     99,609

----------
(1) The potential gain is calculated from the closing price of Common Stock on November 13, 1995, the dates of grants to executive officers. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall market conditions. There can be no assurance that the amounts reflected in this table will be achieved.
(2) Option grants vest over three years from the date of grant and expire ten years from the date of grant.
(3) Stock options were granted at the closing market price on November 13, 1995, the date of grants.

                              1995 OPTION EXERCISE
                           AND YEAR-END OPTION VALUES

                                                Number of Securities       Value of Unexercised In-
                                               Underlying Unexercised        The-Money Options at
                                                 Options at Year End                Year End
                                             ---------------------------   ---------------------------
                    Number of
                      Shares
                    Acquired on    Value
Name                  Exercise    Realized   Exercisable   Unexercisable   Exercisable   Unexercisable
-----------------   -----------   --------   -----------   -------------   -----------   -------------
Bradley E. Larson        0           $0           0               20,000       $0             $0
Kenneth D. Nelson        0            0           0               14,000        0              0
Paul R. Lewis            0            0           0               18,000        0              0
Arvin L. Black           0            0           0               18,000        0              0
Alan A. Terril           0            0           0               15,600        0              0
Julie L. Bergo           0            0           0               10,000        0              0
Gary A. Agron            0            0           0               10,000        0              0
Charles E. Cowan         0            0           0               10,000        0              0

      The closing price of the Company's Common Stock on the National Market System on December 29, 1995, was $5.25 per share.

                      COMMON STOCK OWNERSHIP OF MANAGEMENT

      The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock, as of April 1, 1996, by (i) each of the Company's directors, (ii) each of the Company's executive officers named in the Summary Compensation table below and (iii) the Company's executive officers and directors as a group. Except as otherwise indicated, each individual named in the table has sole voting and investment power with respect to the shares shown as beneficially owned by him.

                                                            Shares       Percent
                                                        Beneficially   of Class
Name of Beneficial Owner                                    Owned         (1)
------------------------                                ------------   --------
Gary A. Agron .......................................       30,000         .83
Arvin L. Black ......................................      152,000        4.22
Bradley E. Larson ...................................       75,000        2.08
Paul R. Lewis .......................................      167,600        4.64
Kenneth D. Nelson ...................................       77,800        2.16
Alan A. Terril ......................................      106,400        2.95
Scott Miller ........................................       39,000        1.07
All executive officers and directors as a group .....      648,000       17.67

----------
(1) Does not include warrants issued to the Underwriters in connection with the Company's 1995 initial public offering.

                              CERTAIN TRANSACTIONS

      The Company was incorporated in Nevada on September 15, 1994. Effective October 1, 1994, following the death of the founder and sole stockholder of Meadow Valley Contractors, Inc. ("MVC"), the Company purchased all of the outstanding Common Stock of MVC for $11.5 million comprised of a $10 million promissory note and the remaining $1.5 million paid by the issuance of 500,000 shares of restricted shares of the Company's Common Stock valued at $3.00 per share. During the fourth quarter of 1995, the Company made principal payments in the amount of $6.5 million using a portion of the proceeds of the Company's initial public offering.

      The Company leased approximately 2,000 square feet of executive office space at 1501 Highway 168, Moapa, Nevada 89025 under a lease with a company controlled by a principal stockholder which expired December 31, 1995, at a rental rate of $1,200. The Company believes that its rental rate is fair, reasonable and consistent with rates charged by unaffiliated third parties in the same market.

      During the year ended December 31, 1995, the Company incurred interest expense in the amount of $1,063,716 related to notes payable to a principal stockholder.

      Mr. Agron, a director of the Company, provides legal services to the Company from time to time with respect to securities matters.

              COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT

      To the Company's knowledge, all statements of beneficial ownership required to be filed with the Securities and Exchange Commission in calendar 1995 were timely filed.

                             EXECUTIVE COMPENSATION

      The following table sets forth the annual and long-term compensation for the years ended December 31, 1995, 1994 and 1993:

                              SUMMARY COMPENSATION

                                                                         Annual Compensation(1)            Long-Term
                                                                         ----------------------           Compensation
                                                                                                          ------------
                                                                                                           Securities
                                                                                            Other Annual   Underlying     All Other
Name and Principal Position                        Year         Salary           Bonus      Compensation     Options    Compensation
------------------------------------------         ----        --------       ----------    ------------  ------------  ------------
Bradley E. Larson, Chief Executive Officer         1995        $97,909        $    --       $    --         20,000      $    --
                   President                       1994          3,231             --            --             --           --

Paul R. Lewis, Chief Operations Officer            1995         65,000         20,500(2)         --         18,000           --
               Chief Executive Officer             1994         60,666             --            --             --           --

Alan A. Terril, Vice President - Nevada            1995         67,000         80,000(2)         --         15,600           --
   Operations                                      1994         58,827             --            --             --           --
                                                   1993         59,076         22,340(2)         --             --           --

----------
(1) Amounts shown include cash compensation earned by executive officers. Management believes that the value of any other benefits to any officer during the years ended December 31, 1994 and 1995 did not exceed $50,000 or fall within any category requiring inclusion.
(2) Amounts reflect a performance bonus based on individual project profitability.

Employment Agreements

      In October 1994, Messrs. Lewis, Black, Terril, and Nelson signed three-year employment agreements providing for annual salaries of $90,000, $85,000, $80,000 and $75,000, respectively. In December 1994, Mr. Larson signed a five-year employment agreement providing for an annual salary of $96,000. Effective January 1996, Mr. Larson's employment agreement was amended to provide for an annual salary of $120,000.

      The Company has established a bonus pool for its executive officers and other salaried employees which provides for bonuses to be paid if profits on a project exceed profits allocated to that project at the time the Company's bid was submitted. If the actual profit upon completion of the project exceeds the profit allocation, 75% of the excess profit is distributed to the Company's officers and salaried employees. Of such excess profit, 67% is distributed to salaries employees and 33% is distributed to officers.

                 COMPARISON OF 2 MONTH CUMULATIVE TOTAL RETURN*
        AMONG MEADOW VALLEY CORPORATION, THE NASDAQ STOCK MARKET-US INDEX
                   AND THE DOW JONES HEAVY CONSTRUCTION INDEX

                                    [GRAPHIC]

                             MEADOW VALLEY      NASDAQ STOCK    DOW JONES HEAVY
                              CORPORATION        MARKET-US       CONSTRUCTION
                             -------------      ------------    ---------------
10/17/95                          $100             $100             $100
10/95                               98               99               99
11/95                              102              102              110
12/95                             $ 88             $101             $112

* $100 INVESTED ON 10/17/95 IN STOCK OR ON [ILLEGIBLE] IN INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      BDO Seidman, LLP, independent accountants, has served as the independent accountants of the Company since 1994, and has been appointed to audit the Company's consolidated financial statements for 1996. The Board has not proposed that any formal action be taken at the meeting with respect to the employment of BDO Seidman, LLP inasmuch as no such action is legally required. Representatives of BDO Seidman, LLP plan to attend the Annual Meeting and will be available to answer appropriate questions. Representatives of BDO Seidman, LLP will have the opportunity to make a statement at the Annual Meeting if they so desire.

                                  OTHER MATTERS

Solicitation of Proxies

      The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this Proxy Statement. In addition to solicitation of proxies by mail, directors, officers and employees of the Company (who will receive no additional compensation therefor) may solicit proxies by telephone, telegram or personal interview. Arrangements have also been made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred in connection therewith.

Stockholder Proposals

      Any stockholders of record of the Company who desire to submit a proper proposal for inclusion in the proxy materials relating to the next Annual Meeting must do so in writing and it must be received at the Company's principal executive offices prior to the Company's calendar year end. The proponent must be a record or beneficial stockholder entitled to vote at the next Annual Meeting on the proposal and must continue to own the securities through the date on which the meeting is held.

      Your vote is important! Please sign and return your proxy in the enclosed envelope.

      The above notice and Proxy Statement are sent by order of the Board of Directors.


                                        /s/ Julie L. Bergo

                                        Julie L. Bergo
                                        Secretary

April 30, 1996

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                      PROXY
                   FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
                            MEADOW VALLEY CORPORATION
                           TO BE HELD JUNE 18, 1996

      The undersigned hereby appoints Bradley E. Larson as the lawful agent and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorize him to represent and to vote, as designated below, all the shares of Common Stock of Meadow Valley Corporation held of record by the undersigned on April 1, 1996, at the Annual Meeting of Stockholders to be held June 18, 1996, or any adjournment or postponement thereof.

1. ELECTION OF DIRECTORS

      FOR all nominees listed below          WITHHOLD AUTHORITY to vote for
      (Except as marked to the               All nominees listed below.
      contrary below).

      Gary A. Agron           |_|            Charles E. Cowan       |_|
      Bradley E. Larson       |_|            Scott E. Miller        |_|
      Donald W. Townsend      |_|

      INSTRUCTIONS: To withhold authority to vote for any nominee, mark the space after the nominee's name as listed above.

      2. To increase the number of shares of Common Stock issuable under the Company's Stock Option Plan from 350,000 to 700,000 shares.

             For |_|            Against |_|            Abstain |_|

      3. In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

      It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS NAMED IN ITEM (1) ABOVE.

      The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

      Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President of other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated:__________________                ________________________________________
                                        Signature


PLEASE MARK, SIGN, DATE
AND RETURN THE PROXY
CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.                      ________________________________________
                                        Signature, if held jointly

      PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OF STOCKHOLDERS. |_|

                               [LOGO] SILVER STATE
                                     MATERIALS CORP.

                                November 14, 2001

Certified Mail, Return Receipt Requested
PRIVATE AND CONFIDENTIAL
Bradley E. Larson, President and Chief Executive Officer
Meadow Valley Corporation
4411 South 40th St., Suite D-11
Phoenix, Arizona 85040

Dear Mr. Larson:

Pursuant to Article II, Section 2 of the ByLaws of Meadow Valley Corporation, a Nevada corporation (the "Company"), the undersigned, being the holder of more than ten percent (10%) of the shares of common stock, par value, $0.00l per share ("Common Stock"), representing the votes entitled to be cast on any issue proposed to be considered at a meeting of shareholders of the Company, hereby demands that you as President call a special meeting (the "Special Shareholders Meeting") of the shareholders of record of the Company as of the close of business on January 21, 2002, which meeting is to take place at the Company's executive offices at 4411 South 40th Street, Suite D-l1, Phoenix, Arizona, in Phoenix, Arizona on March 7, 2002 at 11:00 A.M. local time for the following purposes:

      1. To consider and vote upon the removal from office of the entire Board of Directors of the Company consisting of seven (7) directors in accordance with Article III, Section 2 of the Bylaws of the Company and Section 78.335(1) of the Nevada Revised Statutes ("NRS");

      2. To consider and vote upon the undersigned's proposal that the shareholders adopt amended and restated bylaws, in the form enclosed with this demand (the "New Bylaws"); and

      3. Immediately following the shareholders' adoption of the New By1aws, to consider and vote upon the election of a new full Board of Directors, consisting of seven (7) directors, to hold office until the next annual meeting of the stockholders of the Company, in the event that the entire present Board of Directors is removed from office pursuant to paragraph 1 hereof.

The undersigned will nominate a slate of seven directors by written notice to you within ten (10) business days following the date of this demand. The undersigned is currently

Bradley E. Larson
President and Chief Executive Officer
Meadow Valley Corporation
November 14, 2001
Page 2


the holder of five hundred twelve thousand three hundred (512,300) shares of the Common Stock.

The undersigned also demands that your call of the Special Shareholders Meeting be issued by you not later than the thirtieth (30th) day following the date of this letter. The undersigned will be filing proxy material with the Securities and Exchange Commission with respect to the Special Shareholders Meeting.

To facilitate the undersigned's distribution to the shareholders of proxy material for the Special Shareholders Meeting, the undersigned also demands, pursuant to Section 78.105 of the NRS, that (a) within ten (10) days following the date of this demand, or such later date which the undersigned may hereafter demand in writing in its place, the Company furnish to the undersigned a stock ledger or a duplicate stock ledger, containing the names, alphabetically arranged, of all persons who are stockholders of the Company, showing their places of residence, if known, and the number of shares held by them, respectively; and (b) immediately following the record date for the Special Shareholders' Meeting, the Company furnish to the undersigned an updated stock ledger or an updated duplicate stock ledger, containing all of the same information as of the close of business on the record date.

In the event that the Company fails to deliver to the undersigned the stock 1edger, or duplicate stock ledger, within the time specified in this letter, the undersigned hereby demands the opportunity to inspect, in person or by agent or attorney, during usual business hours, the stock ledger and the other records referred to in Section 78.105 of the NRS, part 1, paragraphs (a), (b) and (c), and to make copies from such records by photographic, xerographic or other means. Also enclosed, pursuant to Section 78.107, part 1, of the NRS, is the Affidavit of Steven D. Hill in support of the undersigned's demand for the records specified in Section 78.105 of the NRS.

If you have any questions concerning this letter, please contact the undersigned.

Sincerely,

SILVER STATE MATERIALS CORP.


By: /s/ Steven D. Hill
    -----------------------------------
        Steven D. Hill, President

SDH: __
Enclosure:  Proposed New Bylaws to be adopted by the shareholders Affidavit of
            Steven D. Hill

                           AFFIDAVIT OF STEVEN D. HILL

STATE OF NEVADA         )
                        ) ss.
COUNTY OF CLARK         )

      1. I am the President of Silver State Materials Corp., a Nevada corporation.

      2. Silver State Materials Corp. owns, 512,300 shares of common stock of Meadow Valley Corporation, a Nevada corporation.

      3. Silver State Materials Corp., demands, pursuant to NRS ss. 78.105(3), to inspect in person or by agent or attorney, during usual business hours, the following records of Meadow Valley Corporation:

            a. a copy certified by the Nevada Secretary of State of the Articles of Incorporation and all amendments thereto;

            b. a copy certified by an officer of the corporation of the Bylaws and all amendments thereto;

            c. a stock ledger, or a duplicate stock ledger revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively.

      4. The inspection of the records set forth in the preceding paragraph is not desired for a purpose which is in the interest of a business or object other than the business of Meadow Valley Corporation.

      5. Neither I, nor Silver State Materials Corp., has ever at any time sold or offered for sale any list of stockholders of any domestic or foreign corporation or aided or abetted any person in procuring any such record of stockholders for any such purpose.

      Further affiant sayeth not.

            DATED this 14 day of November, 2001.

                                        /s/ Steven D. Hill
                                        ----------------------------------------
                                        Steven D. Hill, individually

      On the 14 day of November, 2001, personally appeared before me Steven D. Hill, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the above and foregoing instrument, and acknowledged to me that he signed it voluntarily and for its stated purpose.

Notary Public - State of Nevada         /s/ Lynda Owen
    [SEAL]      COUNTY OF CLARK         ----------------------------------------
No. 01-68445-1    LYNDA OWEN            Notary Public
My Appointment Expires April 12, 2005


                                        SILVER STATE MATERIALS CORP., a Nevada
                                        corporation

                                        By: /s/ Steven D. Hill
                                        ----------------------------------------
                                            Steven D. Hill, President

      On the 14 day of November, 2001, personally appeared before Steven D. Hill, the person who executed the above and foregoing instrument as President of Silver State Materials Corp., and said instrument was signed in behalf of said Company.

Notary Public - State of Nevada         /s/ Lynda Owen
    [SEAL]      COUNTY OF CLARK         ----------------------------------------
No. 01-68445-1    LYNDA OWEN            Notary Public
My Appointment Expires April 12, 2005

                           AMENDED AND RESTATED BYLAWS
                                       OF
                            MEADOW VALLEY CORPORATION

                                Table of Contents

Article ................................................................... Page

ARTICLE I -- Offices ...................................................... 2

ARTICLE II -- Shareholders ................................................ 2

ARTICLE III -- Board of Directors ......................................... 11

ARTICLE IV -- Officers and Agents ......................................... 17

ARTICLE V -- Stock ........................................................ 20

ARTICLE VI -- Indemnification of Certain Persons .......................... 21

ARTICLE VII -- Provision of Insurance ..................................... 24

ARTICLE VIII -- Miscellaneous ............................................. 25

ARTICLE IX -- Opting-Out of Nevada Control Shares Statute ................. 26

                                     BYLAWS
                                       OF
                            MEADOW VALLEY CORPORATION

                                    ARTICLE I
                                     Offices

      The principal office of the corporation shall be designated from time to time by the corporation and may be within or outside of Nevada.

      The corporation may have such other offices, either within or outside Nevada, as the board of directors may designate or as the business of the corporation may require from time to time.

      The registered office of the corporation required under Nevada law to be maintained in Nevada may be, but need not be, identical with the principal office, and the address of the registered office may be changed from time to time by the board of directors.

                                   ARTICLE II
                                  Shareholders

      Section 1. Annual Meeting. The annual meeting of the shareholders shall be held at 10:00, a.m., on the second Monday in June in each year, if not a legal holiday, and if a legal holiday, then on the next succeeding Monday that is not a legal holiday, beginning with the year 2002, for the purpose of electing directors and for the transaction of such other business as may properly come before the meeting. Such annual meeting shall be held at a place, either within or without the State of Nevada, but within the United States (exclusive of Alaska and Hawaii) as designated by resolution of the board of directors of the Company (the "Board"). Any proper business may be transacted at the annual meeting.

      A shareholder may apply to the district court in the county in Nevada where the corporation's principal office is located or, if the corporation has no principal office in Nevada, to the district court of the county in which the corporation's registered office is located to seek an order that a shareholder meeting be held (i) if an annual meeting was not held within fifteen months after its last annual meeting, whichever is earlier, or (ii) if the shareholder participated in a proper call of or proper demand for a special meeting and notice of the special meeting was not given within thirty days after the date of the call or the date the last of the demands necessary to require calling of the meeting was received by the corporation pursuant to Nevada law, or the special meeting was not held in accordance with the notice.

      Section 2. Special Meetings.

      2.1 Call of Special Meetings Generally. Special meetings of shareholders for any purpose or purposes may be called:

      (a) at any time by the board of directors of the corporation (the "Board"), or
      (b) by a committee of the Board duly designated by the Board whose powers and authority, as expressly provided in a resolution of the Board, include the power to call such meetings.

      2.2 Call of Special Meetings Upon Receipt of Qualified Tender Offer. Notwithstanding any other provision of these bylaws to the contrary, at any time from and after the commencement and prior to the termination or withdrawal of ("during the pendency of") a Qualified Tender Offer (as defined in section 2.5), a special meeting of shareholders for any purpose or purposes shall be called upon a demand in writing by shareholders of record owning five (5%) percent of the issued and outstanding shares of common stock, par value $0.001 per share, of the corporation ("Shares"). The Board shall determine a place and time for such special meeting, provided that such place shall be within the United States (exclusive of Alaska and Hawaii) and such time shall be no more than forty-five
(45) calendar days after the receipt of such demand. The record date for such special meeting shall be ten (10) calendar days prior to the time for such special meeting.

      2.3 Nominations of Persons for Election at Special Meetings Upon Receipt of Qualified Tender Offer. Notwithstanding any provision of these bylaws to the contrary, nominations of persons for election to the Board may be made at any special meeting of shareholders called pursuant to the terms of section 2.2, (a) by or at the direction of the Board and (b) by any shareholders of the corporation entitled to vote at such meeting, without compliance with any advance notice or disclosure provision of these bylaws.

      2.4 Restrictions on Bylaw Amendments during Qualified Tender Offer. Notwithstanding any provision of these bylaws to the contrary during the pendency of a Qualified Tender Offer (as defined in section 2.5), each provision of each of the corporation's bylaws may be modified or repealed only by action of shareholders of the corporation, and not by action of the Board of any committee thereof.

      2.5 Qualified Tender Offer Defined. "Qualified Tender Offer" shall mean any tender offer for any or all of the Shares, provided that such tender offer shall (a) disclose the person making such offer's commitment to consummate, within one year of the closing of such tender offer, a merger, liquidation or similar transaction pursuant to which holders of Shares outstanding upon consummation thereof shall receive the same type and amount of consideration as offered in the tender offer, (b) offer consideration with a current market value at least equal to 125% of the market price of the Shares on the fifth business day preceding first public announcement or publication of the Qualified Tender Offer, and (c) be subject to no condition other than (1) there shall have been validly tendered and not properly withdrawn prior to the expiration of the offer a number of Shares which represent at least a majority of all Shares, on a fully diluted basis, on the date of purchase, (2) expiration or termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 applicable to the purchase of the corporation's shares of stock pursuant to the offer, and (3) other conditions customary at the time of the offer for corporations of a similar size and in a similar line of business as the corporation, negotiated with and agreed to by the target corporation on an arm's-length basis, including without limitation conditions relating to (i) legal or administrative proceedings, (ii) governmental action or enactment or application of statutes or regulations, (iii) extraordinary changes in economic or political conditions, (iv) extraordinary actions or transactions by the corporation with respect to its capitalization, and (v) agreement with the corporation or an alternative transaction.

      Section 3. Place of Meeting. The board of directors may designate any place, either within or outside Nevada, but within the United States (exclusive of Alaska and Hawaii), as the place for any annual meeting or any special meeting called by the board of directors. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or outside Nevada, but within the United States (exclusive of Alaska and Hawaii), as the place for such meeting. If no designation is made, or if a special meeting is called other than by the board, the place of meeting shall be the principal office of the corporation.

      Section 4. Notice of Meeting. Written notice stating the place, date, and hour of the meeting shall be given not less than ten nor more than sixty days before the date of the meeting, except that (i) if the number of authorized shares is to be increased, at least thirty days' notice shall be given; or (ii) any other longer notice period is required under Nevada law. The secretary shall be required to give such notice only to shareholders entitled to vote at the meeting except as otherwise required under Nevada law.

      Notice of a special meeting shall include a description of the purpose or purposes of the meeting. Notice of an annual meeting need not include a description of the purpose or purposes of the meeting except the purpose or purposes shall be stated with respect to (i) an amendment to the articles of incorporation of the corporation, (ii) a merger or share exchange in which the corporation is a party and, with respect to a share exchange, in which the corporation's shares will be acquired, (iii) a sale, lease, exchange or other disposition, other than in the usual and regular course of business, of all or substantially all of the property of the corporation or of another entity which this corporation controls, in each case with or without the goodwill, (iv) a dissolution of the corporation, (v) restatement of the articles of incorporation, or (vi) any other purpose for which a statement of purpose is required under Nevada law. Notice shall be given personally or by mail, private carrier, telegraph, teletype, electronically transmitted facsimile or other form of wire or wireless communication by or at the direction of the president, the secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed and if in a comprehensible form, such notice shall be deemed to be given and effective when deposited in the United States mail, properly addressed to the shareholder at his address as it appears in the corporation's current record of shareholders, with first class postage prepaid. If notice is given other than by mail, and provided that such notice is in a comprehensible form, the notice is given and effective on the date actually received by the shareholder.

      If requested by the person or persons lawfully calling such meeting, the secretary shall give notice thereof at corporate expense. No notice need be sent to any shareholder if three successive notices mailed to the last known address of such shareholder have been returned as undeliverable until such time as another address for such shareholder is made known to the corporation by such shareholder. In order to be entitled to receive notice of any meeting, a shareholder shall advise the corporation in writing of any change in such shareholder's mailing address as shown on the corporation's books and records.

      When a meeting is adjourned to another date, time or place, notice need not be given of the new date, time or place if the new date, time or place of such meeting is announced before adjournment at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which may have been transacted at the original meeting. If the adjournment is for more than 120 days, or if a new record date is fixed for the adjourned meeting, a new notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting as of the new record date.

      A shareholder may waive notice of a meeting before or after the time and date of the meeting by a writing signed by such shareholder. Such waiver shall be delivered to the corporation for filing with the corporate records, but this delivery and filing shall not condition the effectiveness of the waiver. Further, by attending a meeting either in person or by proxy, a shareholder waives objection to lack of notice or defective notice of the meeting unless the shareholder objects at the beginning of the meeting to the holding of the meeting or the transaction of business at the meeting because of lack of notice or defective notice. By attending the meeting, the shareholder also waives any objection to consideration at the meeting of a particular matter not within the purpose or purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented.

      Section 5. Fixing of Record Date. For the purpose of determining shareholders entitled to (i) notice of or vote at any meeting of shareholders or any adjournment thereof, (ii) receive distributions or share dividends, (iii) demand a special meeting, or (iv) make a determination of shareholders for any other proper purpose, the board of directors may fix a future date as the record date for any such determination of shareholders, such date in any case to be not more than seventy days, and, in case of a meeting of shareholders, not less than ten days, prior to the date on which the particular action requiring such determination of shareholders is to be taken. If no record date is fixed by the directors, the record date shall be the day before the notice of the meeting is given to shareholders, or the date on which the resolution of the board of directors providing for a distribution is adopted, as the case may be. When a determination of shareholders entitled to vote at any meeting of shareholders is made as provided in this section, such determination shall apply to any adjournment thereof unless the board of directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. Unless otherwise specified when the record date is fixed, the time of day for such determination shall be as of the corporation's close of business on the record date.

      Notwithstanding the above, the record date for determining the shareholders entitled to take action without a meeting or entitled to be given notice of action so taken shall be the date a writing upon which the action is taken is first received by the corporation. The record date for determining shareholders entitled to demand a special meeting shall be the date of the earliest of any of the demands pursuant to which the meeting is called.

      Section 6. Voting Lists. After a record date is fixed for a shareholders' meeting, the secretary shall make, at the earlier of ten days before such meeting or two business days after notice of the meeting has been given, a complete list of the shareholders entitled to be given notice of such meeting or any adjournment thereof. The list shall be arranged by voting groups and within each voting group by class or series of shares, shall be in alphabetical order within each class or series, and shall show the address of and the number of shares of each class or series held by each shareholder. For the period beginning the earlier of ten days prior to the meeting of two business days after notice of the meeting is given and continuing through the meeting and any adjournment thereof, this list shall be kept on file at the principal office of the corporation, or at a place (which shall be identified in the notice) in the city where the meeting will be held. Such list shall be available for inspection on written demand by any shareholder (including for the purpose of this Section 6 any holder of voting trust certificates) or his agent or attorney during regular business hours and during the period available for inspection. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders.

      Any shareholder, his agent or attorney may copy the list during regular business hours and during the period it is available for inspection, provided
(i) the shareholder has been a shareholder for at least three months immediately preceding the demand or holds at least five percent of all outstanding shares of any class of shares as of the date of the demand, (ii) the demand is made in good faith and for a purpose reasonably related to the demanding shareholder's interest as a shareholder, (iii) the shareholder describes with reasonable particularity the purpose and the records the shareholder desires to inspect,
(iv) the records are directly connoted with the described purpose, and (v) the shareholder pays a reasonable charge covering the costs of labor and material for such copies, not to exceed the estimated cost of production and reproduction.

      Section 7. Recognition Procedure for Beneficial Owners. The board of directors may adopt by resolution a procedure whereby a shareholder of the corporation may certify in writing to the corporation that all or a portion of the shares registered in the name of such shareholder are held for the account of a specified person or persons. The resolution may set forth (i) the types of nominees to which it applies, (ii) the rights or privileges that the corporation will recognize in a beneficial owner, which may include rights and privileges other than voting, (iii) the form of certification and the information to be contained therein, (iv) if the certification is with respect to a record date, the time within which the certification must be received by the corporation, (v) the period for which the nominee's use of the procedure is effective, and (vi) such other provisions with respect to the procedure as the board deems necessary or desirable. Upon receipt by the corporation of a certificate complying with the procedure established by the board of directors, the persons specified in the certification shall be deemed, for the purpose or purposes set forth in the certification, to be the registered holders of the number of shares specified in place of the shareholder making the certification.

      Section 8. Quorum and Manner of Acting. One-third of the votes entitled to be cast on a matter by a voting group represented in person or by proxy, shall constitute a quorum of that voting group for action on the matter. If less than one-third of such votes are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time without further notice, for a period not to exceed 120 days for any one adjournment. If a quorum is present at such adjourned meeting, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, unless the meeting is adjourned and a new record date is set for the adjourned meeting.

      If a quorum exists, action on a matter other than the election of directors by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless the vote of a greater number, or voting by classes, is required by law or the articles of incorporation.

      Section 9. Proxies. At all meetings of shareholders, a shareholder may vote by proxy by signing an appointment form or similar writing, either personally or by his duly authorized attorney-in-fact. A shareholder may also appoint a proxy by transmitting or authorizing the transmission of a telegram, teletype, or other electronic transmission providing a written statement of the appointment to the proxy, a proxy solicitor, proxy support service organization, or other person duly authorized by the proxy to receive appointments as agent for the proxy, or to the corporation. The transmitted appointment shall set forth or be transmitted with written evidence from which it can be determined that the shareholder transmitted or authorized the transmission of the appointment. The proxy appointment form or similar writing shall be filed with the secretary of the corporation before or at the time of the meeting. The appointment of a proxy is effective when received by the corporation and is valid for eleven months unless a different period is expressly provided in the appointment form or similar writing.

      Any complete copy, including an electronically transmitted facsimile, of an appointment of a proxy may be substituted for or used in lieu of the original appointment for any purpose for which the original appointment could be used.

      Revocation of a proxy does not affect the right of the corporation to accept the proxy's authority unless (i) the corporation had notice that the appointment was coupled with an interest and notice that such interest is extinguished is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment, or (ii) other notice of the revocation of the appointment is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment. Other notice of revocation may, in the discretion of the corporation, be deemed to include the appearance at a shareholders' meeting of the shareholder who granted the proxy and his voting in person or any matter subject to a vote at such meeting.

      The death or incapacity of the shareholder appointing a proxy does not affect the right of the corporation to accept the proxy's authority unless notice of the death or incapacity is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment.

      The corporation shall not be required to recognize an appointment made irrevocable if it has received a writing revoking the appointment signed by the shareholder (including a shareholder who is a successor to the shareholder who granted the proxy) either personally or by his attorney-in-fact, notwithstanding that the revocation may be a breach of an obligation of the shareholder to another person not to revoke the appointment.

      Subject to Section 11 and any express limitation on the proxy's authority appearing on the appointment form, the corporation is entitled to accept the proxy's vote or other action as that of the shareholder making the appointment.

      Section 10. Voting of Shares. Each outstanding share, regardless of class, shall be entitled to one vote, except in the election of directors, and each fractional share shall be entitled to a corresponding fractional vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the articles of incorporation as permitted under Nevada law. Cumulative voting shall not be permitted in the election of directors or for any other purpose. Each record holder of stock shall be entitled to vote in the election of directors and shall have as many votes for each of the shares owned by him as there are directors to be elected and for whose election he has the right to vote.

      At each election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, shall be elected to the board of directors.

      Except as otherwise ordered by a court of competent jurisdiction upon a finding that the purpose of this Section would not be violated in the circumstances presented to the court, the shares of the corporation are not entitled to be voted if they are owned, directly or indirectly, by a second corporation, domestic or foreign, and the first corporation owns, directly or indirectly, a majority of the shares entitled to vote for directors of the second corporation except to the extent the second corporation holds the shares in a fiduciary capacity.

      Redeemable shares are not entitled to be voted after notice of redemption is mailed to the holders and a sum sufficient to redeem the shares has been deposited with a bank, trust company or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.

      Section 11. Corporation's Acceptance of Votes. If the name signed on a vote, consent, waiver, proxy appointment, or proxy appointment revocation corresponds to the name of a shareholder, the corporation, if acting in good faith, is entitled to accept the vote, consent, waiver, proxy appointment or proxy appointment revocation and give it effect as the act of the shareholder. If the name signed on a vote, consent, waiver, proxy appointment or proxy appointment revocation does not correspond to the name of a shareholder, the corporation, if acting in good faith, is nevertheless entitled to accept the vote, consent, waiver, proxy appointment or proxy appointment revocation and to give it effect as the act of the shareholder if:

      (i) the shareholder is an entity and the name signed purports to be that of an officer or agent of the entity;

      (ii) the name signed purports to be that of an administrator, executor, guardian or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

      (iii) the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

      (iv) the name signed purports to be that of a pledgee, beneficial owner or attorney-in-fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

      (v) two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-tenants or fiduciaries, and the person signing appears to be acting on behalf of all the co-tenants or fiduciaries; or

      (vi) the acceptance of the vote, consent, waiver, proxy appointment or proxy appointment revocation is otherwise proper under rules established by the corporation that are not inconsistent with this
            Section 11.

      The corporation is entitled to reject a vote, consent, waiver, proxy appointment or proxy appointment revocation if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

      Neither the corporation nor its officers nor any agent who accepts or rejects a vote, consent, waiver, proxy appointment or proxy appointment revocation in good faith and in accordance with the tile standards of this
Section is liable in damages for the consequences of the acceptance or rejection.

      Section 12. Informal Action by Shareholders. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if a written consent (or counterparts thereof) that sets forth the action so taken is signed by shareholders holding at least a majority of the voting power entitled to vote with respect to the subject matter thereof and received by the corporation. Such consent shall have the same force and effect as a vote of the shareholders and may be stated as such in any document. Action taken under this Section 12 is effective as of the date the last writing necessary to effect the action is received by the corporation, unless all of the writings specify a different effective date, in which case such specified date shall be the effective date for such action. If any shareholder revokes his consent as provided for herein prior to what would otherwise be the effective date, the action proposed in the consent shall be invalid. The record date for determining shareholders entitled to take action without a meeting is the date the corporation first receives a writing upon which the action is taken.

      Any shareholders who has signed a writing describing and consenting to action taken pursuant to this Section 12 may revoke such consent by a writing signed by the shareholder describing the action and stating that the shareholder's prior consent thereto is revoked, if such writing is received by the corporation before the effectiveness of the action.

      Section 13. Meetings by Telecommunication. Any of all of the shareholders may participate in an annual or special shareholders' meeting by, or the meeting may be conducted through the use of, any means of communication by which all persons participating in the meeting may hear each other during the meeting. A shareholder participating in a meeting by this means is deemed to be present in person at the meeting.

                                   ARTICLE III
                               Board of Directors

      Section 1. General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, its board of directors, except as otherwise provided under Nevada law or the articles of incorporation.

      Section 2. Number, Qualification and Tenure.

      2.1. Number and Tenure. The number of directors of the corporation shall be fixed from time to time by the board of directors, within a range of no less than three or more than nine, but no decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

      Directors shall be elected at each annual meeting of shareholders. Each director shall hold office until the next annual meeting of shareholders following his election and thereafter until his successor shall have been elected and qualified.

      Directors whose terms have expired shall be elected at the annual meeting of shareholders. Directors may be removed in the manner provided under Nevada law. Any director may be removed by the shareholders with or without cause at a meeting called for that purpose. The notice of the meeting shall state that the purpose or one of the purposes of the meeting is removal of the director. A director may be removed only by the vote of shareholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to voting power.

      Section 2.2. Director Qualification Bylaw.

            2.2.1 Director Qualifications. From and after the date of the next Annual Meeting, each director shall be either (a) a Qualified Nominee (as defined in section 2.2.2), (b) the Chief Executive Officer of the Company, or (c) a person nominated by resolution of the Board, provided that such Board is composed of a majority of directors otherwise qualified under clause (a) of this Section 2.2.1.

            2.2.2 Qualified Nominee. A person shall be a "Qualified Nominee" if such person is a person designated as such in writing by any Eligible Stockholder that is not a natural person, provided that in either case such Eligible Stockholder shall have beneficial ownership (as defined in Section 2.2.3) of a sufficient number of the issued and outstanding Shares such that no more than twenty-four (24) other Eligible Stockholders shall beneficially own more Shares, and (b) such person or representative is independent (as defined in Section 2.2.4).

            2.2.3 Beneficial Ownership. "Beneficial ownership" for purposes of these Bylaws shall have the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934 (the "1934 Act"), as amended from time to time. Beneficial ownership shall be based upon all information reasonably available to the Board, and shall be measured as of the end of the most recently ended fiscal quarter that precedes the Record Date for the Annual or Special Meeting (or action by written consent in lieu of a meeting) at which stockholders are to elect directors.

            2.2.4 Eligible Stockholder; Independent. A person shall be an "Eligible Stockholder" if such person (a) has beneficial ownership of Shares, whether or not such person is a record holder of Shares, (b) is independent (as defined in this section 2.2.4), and (c) has not submitted, prior to the Record Date for the Annual or Special Meeting (or action by written consent in lieu of a meeting), at which stockholders are to elect directors, a written request to the Company to be excluded from being deemed an Eligible Stockholder. A person is "independent" for purposes of these Bylaws if such person (i) has not been employed by the Company, or a subsidiary or an affiliate thereof, within the preceding five (5) years,
      (ii) is not a member of the "immediate family" of any person who has been so employed (as such term is defined in Item 404(a) of Regulation S-K under the 1934 Act ("Regulation S-K")), and (iii) has not had any business relationship that would be required to be disclosed by Item 404(b) or Regulation S-K.

            2.2.5 Nominations of Persons for Election. Notwithstanding any provision of these bylaws to the contrary, nominations of any Qualified Nominee for election to the Board may be made at any annual or special meeting of stockholders (a) by or at the direction of the Board or (b) by any holder of record of Shares entitled to vote at the meeting.

      Section 3. Vacancies. Any director may resign at any time by giving written notice to the secretary. Such registration shall take effect at the time the notice is received by the secretary unless the notice specifies a later effective date. Unless otherwise specified in the notice of resignation, the corporation's acceptance of such resignation shall not be necessary to make it effective. Any vacancy on the board of directors may be filled by (a) the affirmative vote of a majority of the shareholders at a special meeting called for the purpose or (b) by the board of directors. If the directors remaining in office constitute fewer than a quorum of the board, the directors may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. If elected by the directors, the directors shall hold office until the next annual shareholders' meeting at which directors are elected. If elected by the shareholders, the director shall hold office for the unexpired term of his predecessor in office; except that, if the director's predecessor was elected by the directors to fill a vacancy, the director elected by the shareholders shall hold the office for the unexpired term of the last predecessor elected by the shareholders.

      Section 4. Regular Meetings. A regular meeting of the board of directors shall be held without notice immediately after and at the same place as the annual meeting of shareholders. The board of directors may provide by resolution the time and place, either within or outside Nevada, but within the United States (exclusive of Alaska and Hawaii), for the holding of additional regular meetings without other notice.

      Section 5. Special Meetings. Special meetings of the board of directors may be called by or at the request of the president or any two directors. The person or persons authorized to call special meetings of the board of directors may fix any place, either within or outside Nevada, but within the United States (exclusive of Alaska and Hawaii), as the place for holding any special meeting of the board of directors called by them, provided that no meeting shall be called outside the State of Nevada unless a majority of the board of directors has so authorized.

      Section 6. Notice. Notice of the date, time and place of any special meeting shall be given to each director at least two days prior to the meeting by written notice either personally delivered or mailed to each director at his business address, or by notice transmitted by private courier, telegraph, telex, electronically transmitted facsimile or other form of wire or wireless communication. If mailed, such notice shall be deemed to be given and to be effective on the earlier of (i) five days after such notice is deposited in the United States mail, properly addressed, with first class postage prepaid, or
(ii) the date shown on the return receipt, if mailed by registered or certified mail return receipt requested, provided that the return receipt is signed by a director to whom the notice is addressed. If notice is given by telex, electronically transmitted facsimile or other similar form of wire or wireless communication, such notice shall be deemed to be given and to be effective sent, and with respect to a telegram, such notice shall be deemed to be given and to be effective when the telegram is delivered to the telegraph company. If a director has designated in writing one or more reasonable addresses or facsimile numbers for delivery of notice to him, notice sent by mail, telegraph, telex, electronically transmitted facsimile or other form of wire or wireless communication shall not be deemed to have been given or to be effective unless sent to such addresses or facsimile numbers, as the case may be.

      A director may waive notice of a meeting before or after the time and date of the meeting by a writing signed by such director. Such waiver shall be delivered to the secretary for filing with the corporate records, but such delivery and filing shall not conditions the effectiveness of the waiver. Further, a director's attendance at or participation in a meeting waives any required notice to him of the meeting unless at the beginning of the meeting, or promptly upon his later arrival, the director objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice of waiver of notice of such meeting.

      Section 7. Quorum. A majority of the number of directors fixed by the board of directors pursuant to Article III, Section 2, or if no number is fixed, a majority of the number in office immediately before the meeting begins, shall constitute a quorum for the transaction of business at any meeting of the board of directors.

      Section 8. Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors.

      Section 9. Compensation. By resolution of the board of directors, any director may be paid any one or more of the following: his expenses, if any, of attendance at meetings, a fixed sum for attendance at each meeting, a stated salary as director, or such other compensation as the corporation and the director may reasonably agree upon. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

      Section 10. Presumption of Assent. A director of the corporation who is present at a meeting of the board of directors or committee of the board at which action on any corporate matter is taken shall be presumed to have assented to all action taken at the meeting unless (i) the director objects at the beginning of the meeting, or promptly upon his arrival, to the holding of the meeting or the transaction of business at the meeting and does not thereafter vote for or assent to any action taken at the meeting, (ii) the director contemporaneously requests that his dissent or abstention as to any specific action taken be entered in the minutes of the meeting, or (iii) the director causes written notice of his dissent or abstention as to any specific action to be received by the presiding officer of the meeting before its adjournment or by the secretary promptly after the adjournment of the meeting. A director may dissent to a specific action a meeting, while assenting to others. The right to dissent to a specific action taken at a meeting of the board of directors or a committee of the board shall not be available to a director who voted in favor of such action.

      Section 11. Committees. By resolution adopted by a majority of all the directors in office when the action is taken, the board of directors may designate from among its members an executive committee and one or more other committees, and appoint one or more members of the board of directors to serve on them. To the extent provided in the resolution, each committee shall have all the authority of the board of directors, except that no such committee shall have the authority to (i) authorize distributions, (ii) approve or propose to shareholders actions or proposals required under Nevada law to be approved by shareholders, (iii) fill vacancies on the board of directors or any committee thereof, (iv) amend articles of incorporation, (v) adopt, amend or repeal the bylaws, (vi) approve a plan of merger not requiring shareholder approval, (vii) authorize or approve the reacquisition of shares unless pursuant to a formula or method prescribed by the board of directors, or (viii) authorize or approve the issuance or sale of shares, or contract for the sale of shares or determine the designations and relative rights, preferences and limitations of a class or series of shares, except that the board of directors may authorize a committee or officer to do so within limits specifically prescribed by the board of directors. The committee shall then have full power within the limits set by the board of directors to adopt any final resolution setting forth all preferences, limitations and relative rights of such class or series and to authorize an amendment of the articles of incorporation stating the preferences, limitations and relative rights of a class or series for filing with the Secretary of State under Nevada law.

      Sections 4, 5, 6, 7, 8, or 12 of Article III, which govern meetings, notice, waiver or notice, quorum, voting requirements and action without a meeting of the board of directors, shall apply to committees and their members appointed under this Section 11.

      Neither the designation of any such committee, the delegation of authority to such committee, nor any action by such committee pursuant to its authority shall alone constitute compliance by any member of the board of directors or a member of the committee in question with his responsibility to conform to the standard of care set forth in Article III, Section 14 of these bylaws.

      Section 12. Informal Action by Directors. Any action required or permitted to be taken at a meeting of the directors or any committee designated by the board of directors may be taken without a meeting if a written consent (or counterparts thereof) that sets forth the action so taken is signed by all of the directors entitled to vote with respect to the action taken. Such consent shall have the same force and effect as a unanimous vote of the directors or committee members and may be stated as such in any document. Unless the consent specifies a different effective time or date, action taken under this Section 12 is effective at the time or date the last director signs a writing describing the action taken, unless, before such time, any director has revoked his consent by a writing signed by the director and received by the president or the secretary of the corporation.

      Section 13. Telephonic Meetings. The board of directors may permit any direct (or any member of a committee designated by the board) to participate in a regular or special meeting of the board of directors or a committee thereof through the use of any means of communication by which all directors participating in the meeting can hear each other during the meeting. A director participating in a meeting in this manner is deemed to be present in person at the meeting.

      Section 14. Standard of Care. A director shall perform his duties as a director, including without limitation his duties as a member of any committee of the board, in good faith, in a manner he reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. In performing his duties, a director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by the persons herein designated. However, he shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause such reliance to be unwarranted. A director shall not be liable to the corporation or its shareholders for any action he takes or omits to take as a director if, in connection with such action or omission, he performs his duties in compliance with this Section 14.

      The designated persons on whom a director is entitled to rely are (i) one or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented, (ii) legal counsel, public accountant, or other person as to matters which the director reasonably believes to be within such person's professional or expert competence, or (iii) a committee of the board of directors on which the director does not serve if the director reasonably believes the committee merits confidence.

      Section 15. Anti-Disenfranchisement Bylaw.

      15.2 Anti-Disenfranchisement Period -- Quorum; Vote Required for Action. During any Anti-Disenfranchisement Period (as defined in Section 15.3), notwithstanding any provision by these bylaws to the contrary, only unanimous attendance of the Board shall constitute a quorum for the transaction of business at any meeting, and the unanimous vote of the Board shall be required for the passage of any resolution or approval of any action or any other exercise of the power and authority of the Board.

      15.3 Anti-Disenfranchisement Period Defined. An "Anti-Disenfranchisement Period" shall commence upon commencement of a Qualified Tender Offer (as defined in section 15.5), and shall terminate upon the earlier of (a) termination or withdrawal of such Qualified Tender Offer, (b) the 90th calendar day prior to the next scheduled Annual Meeting if prior to that date a Qualified Tender Offeror (as defined in Section 15.5) has not nominated in accordance with these bylaws one or more persons for election to the Board ("Offeror Nominees"), or
(c) the date of any Annual Meeting held after a Qualified Tender Offer at such Annual Meeting the stockholders do not elect to the Board one or more Offeror Nominees.

      15.4 Anti-Disenfranchisement Period -- Committees -- Quorum; Vote Required for Action. During the Anti-Disenfranchisement Period, notwithstanding any provision in these bylaws to the contrary: (a) every committee of the Board that does not (i) require unanimous attendance of the members of such committee to constitute a quorum for the transaction of business at any meeting of such committee, (ii) require the unanimous vote of the members of such Committee for the passage of any resolution or approval of any action or any other exercise of the power and authority of the Board, or (iii) have as a member an Offeror Nominee, shall have no authority (1) to exercise the power and authority of the Board in the management of the business and affairs of the Company or (2) to delegate any power or authority to any person other than the Board, and (b) all delegations of power or authority to any person other than the Board shall be deemed rescinded and have no force or effect, subject only to valid and binding contracts and agreements entered into prior to the commencement of the Anti-Disenfranchisement Period.

      15.5 Qualified Tender Offers and Offerors. A "Qualified Offeror" is any person who commences a Qualified Tender Offer (as defined in Section 2.5 of Article II).

                                   ARTICLE IV
                               Officers and Agents

      Section 1. General. The officers of the corporation shall be a president, one or more vice presidents, a secretary and a treasurer, each of whom shall be appointed by the board of directors and shall be a natural person eighteen years of age or older. One person may hold more than one office. The board of directors or an officer or officers so authorized by the board may appoint such other officers, assistant officers, committees and agents, including a chairman of the board, assistant secretaries and assistant treasurers, as they may consider necessary. Except as expressly prescribed by these bylaws, the board of directors or the officer or officers authorized by the board shall from time to time determine the procedure for the appointment of officers, their authority and duties and their compensation, provided that the board of directors may change the authority, duties and compensation of any officer who is not appointed by the board.

      Section 2. Appointment and Term of Office. The officers of the corporation to be appointed by the board of directors shall be appointed at each annual meeting of the board held after each annual meeting of the shareholders. If the appointment of officers is not made at such meeting or if an officer or officers are to be appointed by another officer or officers of the corporation, such appointments shall be made as determined by the board of directors or the appointing person or persons. Each officer shall hold office until the first of the following occurs: his successor shall have been duly appointed and qualified, his death, his resignation, or his removal in the manner provided in
Section 3.

      Section 3. Resignation and Removal. An officer may resign at any time by giving written notice of resignation to the president, secretary or other person who appoints such officer. The resignation is effective when the notice is received by the corporation unless the notice specifies a later effective date.

      Any officer or agent may be removed at any time with or without cause by the board of directors or an officer or officers authorized by the board. Such removal does not affect the contract rights, if any, of the corporation or of the person so removed. The appointment of an officer or agent shall not in itself create contract rights.

      Section 4. Vacancies. A vacancy in any office, however occurring, may be filled by the board of directors, or by the officer or officers authorized by the board, for the unexpired portion of the officer's term. If an officer resigns and his resignation is made effective at a later date, the board of directors, or officer or officers authorized by the board, may permit the officer to remain in office until the effective date and may fill the pending vacancy before the effective date if the board of directors or officer or officers authorized by the board provide that the successor shall not take office until the effective date. In the alternative, the board of directors, or officer of officers authorized by the board of directors may remove the officer at any time before the effective date and may fill the resulting vacancy.

      Section 5. President. The president shall preside at all meetings of shareholders and all meetings of the board of directors unless the board of directors has appointed a chairman, vice chairman, or other officer of the board and has authorized such person to preside at meetings of the board of directors. Subject to the direction and supervision of the board of directors, the president shall be the chief executive officer of the corporation, and shall have general and active control of its affairs and business and general supervision of its officers, agents and employees. Unless otherwise directed by the board of directors, the president shall attend in person or by substitute appointed by him, or shall execute on behalf of the corporation written instruments appointing a proxy or proxies to represent the corporation, at all meetings of the shareholders of any other corporation in which the corporation holds any stock. On behalf of the corporation, the president may in person or by substitute or by proxy execute written waivers of notice and consents with respect to any such meetings. At all such meetings and otherwise, the president, in person or by substitute or proxy, may vote the stock held by the corporation, execute written consents and other instruments with respect to such stock, and exercise any and all rights and powers incident to the ownership of said stock, subject to the instructions, if any, of the board of directors. The president shall have custody of the treasurer's bond, if any. The president shall have such additional authority and duties as are appropriate and customary for the office of president and chief executive officer, except as the same may be expanded or limited by the board of directors from time to time.

      Section 6. Vice Presidents. The vice presidents shall assist the president and shall perform such duties as may be assigned to them by the president or by the board of directors. In the absence of the president, the vice president, if any (or, if more than one, the vice presidents in the order designated by the board of directors, or if the board makes no such designation, then the vice president designated by the president, or if neither the board nor the president makes any such designation, the senior vice president as determined by first election to that office), shall have the powers and perform the duties of the president.

      Section 7. Secretary. The secretary shall (i) prepare and maintain as permanent records the minutes of the proceedings of the shareholders and the board of directors, a record of all actions taken by the shareholders or board of directors without a meeting, a record of all actions taken by a committee of the board of directors in place of the board of directors on behalf of the corporation, and a record of all waivers of notice of meetings of shareholders and of the board of directors or any committee thereof, (ii) see that all notices are duly given in accordance with the provisions of these bylaws and as required by law, (iii) serve as custodian of the corporate records and of the seal of the corporation and affix the seal to all documents when authorized by the board of directors, (iv) keep at the corporation's registered office or principal place of business a record containing the names and addresses of all shareholders in a form that permits preparation of a list of shareholders arranged by voting group and by class or series of shares within each voting group, that is alphabetical within each class or series and that shows the address of, and the number of shares of each class or series held by, each shareholder, unless such a record shall be kept at the office of the corporation's transfer agent or registrar, (v) maintain at the corporation's principal office the originals or copies of the corporation's articles of incorporation, bylaws, minutes of all shareholders' meetings and records of all action taken by shareholders without a meeting for the past three years, all written communications within the past three years to shareholders as a group or to the holders of any class or series of shares as a group, a list of the names and business addresses of the current directors and officers, a copy of the corporation's most recent corporate report filed with the Secretary of State, and financial statements showing in reasonable detail the corporation's assets and liabilities and results of operations for the last three years, (vi) have general charge of the stock transfer books of the corporation unless the corporation has a transfer agent, (vii) authenticate records of the corporation, and (viii) in general, perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the president or by the board of directors. Assistant secretaries, if any, shall have the same duties and powers, subject to supervision by the secretary. The directors and/or shareholders may however respectively designate a person other than the secretary or assistant secretary to keep the minutes of their respective meetings.

      Any books, records, or minutes of the corporation may be in written form or in any form capable of being converted into written form with a reasonable time.

      Section 8. Treasurer. The treasurer shall be the principal financial officer of the corporation, shall have the care and custody of all funds, securities, evidences of indebtedness and other personal property of the corporation and shall deposit the same in accordance with the instructions of the board of directors. Subject to the limits imposed by the board of directors, he shall receive and give receipts and acquaintances for money paid in on account of the corporation, and shall pay out of the corporation's funds on hand all bills, payrolls and other just debts of the corporation of whatever nature upon maturity. He shall perform all other duties incident to the office of the treasurer and, upon request of the board, shall make such reports to it as may be required at any time. He shall, if required by the board, give the corporation a bond in such sums and with such sureties as shall be satisfactory to the board, conditioned upon the faithful performance of his duties and for the restoration to the corporation of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation. He shall have such other powers and perform such other duties as may from time to time be prescribed by the board of directors or the president. The assistant treasurers, if any, shall have the same powers and duties, subject to the supervision of the treasurer.

      The treasurer shall also be the principal accounting officer of the corporation. He shall prescribe and maintain the methods and systems of accounting to be followed, keep complete books and records of account as required under Nevada law, prepare and file all local, state and federal tax returns, prescribe and maintain an adequate system of internal audit and prepare and furnish to the president and the board of directors statements of account showing the financial position of the corporation and the results of its operations.

                                    ARTICLE V
                                      Stock

      Section 1. Certificates. The board of directors shall be authorized to issue any of its classes of shares with or without certificates. The fact that the shares are not represented by certificates shall have no effect on the rights and obligations of shareholders. If the shares are represented by certificates, such shares shall be represented by consecutively numbered certificates signed, either manually or by facsimile, in the name of the corporation by the president and the secretary. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, such certificate may nonetheless be issued by the corporation with the same effect as if he were such officer at the date of its issue. All certificates shall be consecutively numbered, and the names of the owners, the number of shares, and the date of issue shall be entered on the books of the corporation. Each certificate representing shares shall state upon its face:

      (i)   That the corporation is organized under the laws of Nevada;

      (ii)  The name of the person to whom issued;

      (iii) The number and class of the shares and the designation of the series, if any, that the certificate represents;

      (iv)  The par value, if any, of each share represented by the certificate;

      (v) Any restrictions imposed by the corporation upon the transfer of the shares represented by the certificate.

      If shares are not represented by certificates, within a reasonable time following the issue or transfer of such shares, the corporation shall send the shareholder a complete written statement of all of the information required to be provided to holders of uncertificated shares under Nevada law.

      Section 2. Consideration for Shares. Certificated or uncertificated shares shall not be issued until the shares represented thereby are fully paid. The board of directors may authorize the issuance of shares for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed or other securities of the corporation. Future services shall not constitute payment or partial payment for shares of the corporation. The promissory note of a subscriber or an affiliate of a subscriber shall not constitute payment or partial payment for shares of the corporation unless the note is negotiable and is secured by collateral, other than the shares being purchased, having a fair market value at least equal to the principal amount of the note. For purposes of this Section 2, "promissory note" means a negotiable instrument on which there is an obligation to pay independent of collateral and does not include a non-recourse note.

      Section 3. Lost Certificates. In case of the alleged loss, destruction or mutilation of a certificate of stock, the board of directors may direct the issuance of a new certificate in lieu thereof upon such terms and conditions in conformity with law as the board may prescribe. The board of directors may in its discretion require an affidavit of lost certificate and/or a bond in such form and amount and with such surety as it may determine before issuing a new certificate.

      Section 4. Transfer of Shares. Upon surrender to the corporation or to a transfer agent of the corporation of a certificate of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and receipt of such documentary stamps as may be required by law and evidence of compliance with all applicable securities laws and other restrictions, the corporation shall issue a new certificate to the person entitled thereto, and cancel the old certificate. Every such transfer of stock shall be entered on the stock books of the corporation which shall be kept at its principal office or by the person and at the place designated by the board of directors.

      Except as otherwise expressly provided in Article II, Sections 7 and 11, and except for the assertion of dissenters' rights to the extent provided under Nevada law, the corporation shall be entitled to treat the registered holder of any shares of the corporation as the owner thereof for all purposes, and the corporation shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares on the part of any person other than the registered holder, including without limitation any purchaser, assignee or transferee of such shares or rights deriving from such shares, unless and until such other person becomes the registered holder of such shares, whether or not the corporation shall have either actual or constructive notice of the claimed interest of such other person.

      Section 5. Transfer Agent, Registrars and Paying Agents. The board may at its discretion appoint one or more transfer agents, registrars and agents for making payment upon any class of stock, bond, debenture or other security of the corporation. Such agents and registrars may be located either within or outside Nevada. They shall have such rights and duties and shall be entitled to such compensation as may be agreed.

                                   ARTICLE VI
                       Indemnification of Certain Persons

      Section 1. Indemnification. For purposes of Article VI, a "Proper Person" means any person (including the estate or personal representative of a director) who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal, by reason of the fact that he is or was a director, officer, employee, fiduciary or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary or agent of any foreign or domestic profit or nonprofit corporation or of any partnership, joint venture, trust, profit or nonprofit unincorporated association, limited liability company, or other enterprise or employee benefit plan. The corporation shall indemnify any Proper Person against reasonably incurred expenses (including attorneys' fees), judgments, penalties, fines (including any excise tax assessed with respect to an employee benefit plan) and amounts paid in settlement reasonably incurred by him in connection with such action, suit or proceeding if it is determined by the groups set forth in
Section 4 of this Article that he conducted himself in good faith and that he reasonably believed (i) in the case of conduct in his official capacity with the corporation, that his conduct was in the corporation's best interests, or (ii) in all other cases (except criminal cases), that his conduct was at least not opposed to the corporation's best interests, or (iii) in the case of any criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful. Official capacity means, when used with respect to a director, the office of director and, when used with respect to any other Proper Person, the office in a corporation held by the officer or the employment, fiduciary or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. Official capacity does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

      A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement in (ii) of this Section 1. A director's conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirement of this section that he conduct himself in good faith.

      No indemnification shall be made under this Article VI a Proper Person with respect to any claim, issue or matter in connection with a proceeding by or in the right of a corporation in which the Proper Person was adjudged liable to the corporation or in connection with any proceeding charging that the Proper Person derived an improper personal benefit, whether or not involving action in an official capacity, in which he was adjudged liable on the basis that he derived an improper personal benefit. Further, indemnification under this section in connection with a proceeding brought by or in the right of the corporation shall be limited to reasonable expenses, including attorneys' fees, incurred in connection with the proceeding.

      Section 2. Right to Indemnification. The corporation shall indemnify any Proper Person who was wholly successful, on the merits or otherwise, in defense of any action, suit, or proceeding as to which he was entitled to indemnification under Section 1 of this Article VI against expenses (including attorneys' fees) reasonably incurred by him in connection with the proceeding without the necessity of any action by the corporation other than the determination in good faith that the defense has been wholly successful.

      Section 3. Effect of Termination of Action. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person seeking indemnification did not meet the standards of conduct described in Section 1 of this Article VI. Entry of a judgment by consent as part of a settlement shall not be deemed an adjudication of liability, as described in Section 2 of this Article VI.

      Section 4. Groups Authorized to Make Indemnification Determination. Except where there is a right to indemnification as set forth in Sections 1 or 2 of this Article or where indemnification is ordered by a court in Section 5, any indemnification shall be made by the corporation only as determined in the specific case by a proper group that indemnification of the Proper Person is permissible under the circumstances because he has met the applicable standards of conduct set forth in Section 1 of this Article. This determination shall be by the board of directors by a majority vote of those present at a meeting at which a quorum is present, which quorum shall consist of directors not parties to the proceeding ("Quorum"). If a Quorum cannot be obtained, the determination shall be made by a majority vote of a committee of the board of directors designated by the board, which committee shall consist of two or more directors not parties to the proceeding, except that directors who are parties to the proceeding may participate in the designation of directors for the committee. If a Quorum of the board of directors cannot be obtained and the committee cannot be established, or even if a Quorum is obtained or the committee is designated and a majority of the directors constituting such Quorum or committee so directs, the determination shall be made by (i) independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in this Section 4 or, if a Quorum of the full board of directors cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board (including directors who are parties to this action) or (ii) a vote of the shareholders.

      Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

      Section 5. Court-Ordered Indemnification. Any Proper Person may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction for mandatory indemnification under Section 2 of this Article, including indemnification for reasonable expenses incurred to obtain court-ordered indemnification. If a court determines that the Proper Person is entitled to indemnification under Section 2 of this Article, the court shall order indemnification, including the Proper Person's reasonable expenses incurred to obtain court-ordered indemnification. If the court determines that such Proper Person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not he met the standards of conduct set forth in Section 1 of this Article or was adjudged liable in the proceeding, the court may order such indemnification as the court deems proper except that if the Proper Person has been adjudged liable, indemnification shall be limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

      Section 6. Advance of Expenses. Reasonable expenses (including attorneys' fees) incurred in defending an action, suit or proceeding as described in
Section 1 may be paid by the corporation to any Proper Person in advance of the final disposition of such action, suit or proceeding upon receipt of (i) a written affirmation of such Proper Person's good faith belief that he has met the standards of conduct prescribed by Section 1 of this Article VI, (ii) a written undertaking, executed personally or on the Proper Person's behalf, to repay such advances if it is ultimately determined that he did not meet the prescribed standards of conduct (the undertaking shall be an unlimited general obligation of the Proper Person but need not be secured and may be accepted without reference to financial ability to make repayment), and (iii) a determination is made by the proper group (as described in Section 4 of this Article VI) that the facts as then known to the group would not preclude indemnification. Determination and authorization of payments shall be made in the same manner specified in Section 4 of this Article VI.

      Section 7. Additional Indemnification to Certain Persons Other Than Directors. In addition to the indemnification provided to officers, employees, fiduciaries or agents because of their status as Proper Persons under this Article, the corporation may also indemnify and advance expenses to them if they are not directors of the corporation to a greater extent than is provided in these bylaws, if not inconsistent with public policy, and if provided for by general or specific action of its board of directors or shareholders or by contract.

      Section 8. Witness Expenses. The sections of this Article VI do not limit the corporation's authority to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he has not been made or named as a defendant or respondent in the proceeding.

      Section 9. Report to Shareholders. Any indemnification of or advance of expenses to a director in accordance with this Article VI, if arising out of a proceeding by or on behalf of the corporation, shall be reported in writing to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

                                   ARTICLE VII
                             Provision of Insurance

      Section 1. Provision of Insurance. By action of the board of directors, notwithstanding any interest of the directors in the action, the corporation may purchase and maintain insurance, in such scope and amounts as the board of directors deems appropriate, on behalf of any person who is or was a director, officer, employee, fiduciary


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

or agent of the corporation, or who, while a director, officer, employee, fiduciary or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary or agent of any other foreign or domestic profit or nonprofit corporation or of any partnership, joint venture, trust, profit or nonprofit unincorporated association, limited liability company, other enterprise or employee benefit plan, against any liability asserted against, or incurred by, him in that capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of Article VI or applicable law. Any such insurance may be procured from any insurance company designated by the board of directors of the corporation, whether such insurance company is formed under the laws of Nevada or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity interest or any other interest, through stock ownership or otherwise.

                                  ARTICLE VIII
                                  Miscellaneous

      Section 1. Seal. The board of directors may adopt a corporate seal, which shall be circular in form and shall contain the name of the corporation and the words, "Seal, Nevada."

      Section 2. Fiscal Year. The fiscal year of the corporation shall be as established by the board of directors.

      Section 3. Amendments. The board of directors shall have power, to the maximum extent permitted under Nevada law, to make, amend and repeal the bylaws of the corporation at any regular or special meeting of the board unless the shareholders, in making, amending or repealing a particular bylaw, expressly provide that the directors may not amend or repeal such bylaw. The shareholders also shall have the power to make, amend or repeal the bylaws of the corporation at any annual meeting or at any special meeting called for that purpose. Notwithstanding any other provision of these bylaws, Article II, Sections 1, 2 and 12; Article III, Sections 2 and 15, this Section 3 of Article VIII and
Article IX, may be modified or repealed only by action of the shareholders of the corporation and not by action of the board of directors or any committee thereof; and any amendment of Article IX shall have no effect on any shareholder to the extent of Shares held by such shareholder prior to any such amendment. The board of directors is prohibited from adopting any new bylaw, or amending any existing bylaw, which would have the effect of (i) increasing the percentage of outstanding voting power held by shareholders required for approval of future amendments to any of the bylaws, or (ii) contravening or interfering, directly or indirectly, with the purpose or effect of any part of Article II, Sections 1, 2 and 12; Article III, Sections 2 and 15, this Section 3 of Article VIII and
Article IX or with any bylaw approved by the shareholders expressly referring to this sentence. The illegality, invalidity or unenforceability of this Section 3 of Article VIII shall not in any way affect or impair the legality, validity, or enforceability of any other section of these bylaws.


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

      Section 4. Receipt of Notices by the Corporation. Notices, shareholder writings consenting to action, and other documents or writings shall be deemed to have been received by the corporation when they are actually received: (1) at the registered office of the corporation in Nevada; (2) at the principal office of the corporation (as that office is designated in the most recent document filed by the corporation with the secretary of state for Nevada designating a principal office) addressed to the attention of the secretary of the corporation; (3) by the secretary of the corporation wherever the secretary may be found; or (4) by any other person authorized from time to time by the board of directors or the president to receive such writings, wherever such person is found.

      Section 5. Gender. The masculine gender is used in these bylaws as a matter of convenience only and shall be interpreted to include the feminine and neuter genders as the circumstances indicate.

      Section 6. Conflicts. In the event of any irreconcilable conflict between these bylaws and either the corporation's articles of incorporation or applicable law, the latter shall control.

      Section 7. Definitions. Except as otherwise specifically provided in these bylaws, all terms used in these bylaws shall have the same definition as under Nevada law.

                                   ARTICLE IX
                   Opting-Out of Nevada Control Shares Statute

      Section 1. Opting Out. At and after the time of adoption of a resolution of the shareholders adopting these Amended and Restated Bylaws, the provisions of NRS 78.378 to 78.3793, inclusive, of the Nevada Revised Statutes shall not apply to the Corporation or to any acquisition of a controlling interest by any existing or future shareholders.


                                        ----------------------------------------
                                        Nicole R. Smith, Secretary


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